                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement           / / Confidential,
                                              for Use of the Commission Only
/x/ Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Columbia Gas System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        The Columbia Gas System, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     /x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total Fee Paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 April 26, 1996

You are cordially invited to attend the Annual Meeting of Stockholders of The Columbia Gas System, Inc., a Delaware corporation, which will be held at the Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware, on Friday, April 26, 1996, at 1 p.m. (EDT), to consider and act upon the following proposals:

        1. The election of five Directors, each to serve for a term of three years.

        2. The election of Arthur Andersen LLP as independent public accountants.

        3.       The approval of a Long-Term Incentive Plan.

        4. The approval of a Phantom Stock Plan for Outside Directors in lieu of retirement benefits.

        5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on February 26, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

PLEASE VOTE, SIGN, DATE AND MAIL THE ENCLOSED PROXY EVEN IF YOU PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY NEVERTHELESS VOTE PERSONALLY ON ALL MATTERS WITH RESPECT TO WHICH SUCH STOCKHOLDER IS ENTITLED TO VOTE.

By order of the Board of Directors.
                                                         Carolyn McKinney Afshar
                                                                 Secretary
Wilmington, Delaware
March 13, 1996


The Columbia Gas System, Inc.
20 Montchanin Road, P.O. Box 4020
Wilmington, Delaware 19807-0020

                                PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies made on behalf of the Board of Directors of The Columbia Gas System, Inc., a Delaware corporation (the "Corporation"), to be used at the Annual Meeting of Stockholders to be held on April 26, 1996. The approximate date that this Proxy Statement and the enclosed form of Proxy are first being sent to stockholders is March 13, 1996.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy material to the beneficial owners of stock held in their names will be borne by the Corporation. In addition to the solicitation by mail, proxies may be solicited in person or by telephone or telegraph; such solicitation on behalf of the Board of Directors may be made by Directors, officers and regular employees of the Corporation and by representatives of Kissel-Blake Inc., a proxy solicitation firm. The Corporation has agreed to pay Kissel-Blake Inc. a fee of $15,000, plus reasonable expenses, for its services in this regard. No additional consideration will be paid to Directors, officers and regular employees for solicitation activities.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof.

ANNUAL REPORT

An Annual Report for the year ended December 31, 1995, containing financial and other information about the Corporation and its subsidiaries, has been mailed to all stockholders of record.

VOTING SECURITIES OUTSTANDING

At the close of business on February 26, 1996, the record date for the Annual Meeting, the Corporation had 50,638,000 outstanding shares of common stock, each of which is entitled to one vote.

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares as of the record date shall constitute a quorum. Votes cast at the Annual Meeting will be tabulated by inspectors of election appointed by the Corporation. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, where the record holder has indicated on the proxy card or has otherwise notified the Corporation that it does not have power to vote shares represented by the proxy ("a broker non-vote"), the shares will be treated as present at the Annual Meeting for purposes of determining a quorum.

Other than with respect to the election of Directors discussed below, all other matters that come before the Annual Meeting require an approval of the majority of the shares of stock present and entitled to vote thereon. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes constituting a majority of shares present and entitled to vote.

1. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. In the event a vacancy occurs on the Board of Directors, the remaining Directors are authorized to fill the vacancy for the unexpired term.

To be elected, a nominee must receive the affirmative vote of a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving a plurality of the votes.

Five Directors are to be elected at the 1996 Annual Meeting.

CUMULATIVE VOTING FOR DIRECTORS entitles each stockholder to votes equal to the number of shares of stock the stockholder owns multiplied by the number of Directors to be elected -- in this case five. All votes can be cast for one nominee or divided among more than one. A vote marked "withheld" from a nominee(s) on the proxy will not be treated as an indication of an intention to vote cumulatively. To vote cumulatively, the stockholder should line through the names of the nominees from whom votes are withheld and write "cumulate" or "vote all shares for other nominees" on the proxy card. In a case where a proxy is signed but not marked, the proxies will not be voted cumulatively; shares will be voted for all nominees.

NOMINEES. It is the intention of the Proxies named in the enclosed form of proxy to vote all duly-executed proxies at this meeting, unless authority is withheld, for the election of the following five nominees: Robert H. Beeby, Malcolm T. Hopkins, William E. Lavery, Oliver G. Richard III and William R. Wilson. If, at the time of the meeting, any of the nominees named is not available to serve as a Director, the proxies may be voted for a substitute nominee designated by the Board, or the Board may reduce the number of Directors as authorized under the By-Laws.

INFORMATION REGARDING THE DIRECTORS


                                      NAMES OF DIRECTORS, PRINCIPAL OCCUPATION
                                      AND OTHER INFORMATION:
                                      ----------------------------------------

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE FOLLOWING NOMINEES.

NOMINEES FOR DIRECTOR FOR A NEW TERM TO
EXPIRE IN 1999 ARE:
[Picture]                      ROBERT H. BEEBY                                                                   DIRECTOR SINCE 1993

                               Age 64.  Chairman of the Board of Service America Corporation, a vending and food service company, since 1992.(1) President and Chief Executive Officer of Frito-Lay, Inc. from 1989 through 1991 and
                               Pepsi-Cola International from 1984 to 1988. Director of Church & Dwight Co., Inc.; Marketing Corp. of
                               America; and Applied Extrusion Technologies, Inc.

[Picture]                      MALCOLM T. HOPKINS                                                                DIRECTOR SINCE 1982

                               Age 67.  Private investor since 1984.  Retired Vice Chairman, Chief Financial Officer and Director of
                               the former St. Regis Corporation.  Director of Metropolitan Series Fund, Inc.; State Street Research
                               Portfolios, Inc.; MAPCO, Inc.; KinderCare Learning Centers, Inc.; EMCOR Group, Inc.; Phar-Mor, Inc.;
                               and U.S. Home Corporation.

[Picture]                      WILLIAM E. LAVERY                                                                 DIRECTOR SINCE 1985

                               Age 65.  President Emeritus and Professor, Virginia Polytechnic Institute and State University since
                               1988; President from 1975 to 1988.  Director of First Union Bank of Virginia and Shenandoah Life
                               Insurance Company.

[Picture]                      OLIVER G. RICHARD III                                                             DIRECTOR SINCE 1995

                               Age 43.  Chairman, Chief Executive Officer and President of The Columbia Gas System, Inc. (effective
                               April 28, 1995).  Chairman of New Jersey Resources Corporation from 1992 to 1995; President and Chief
                               Executive Officer from 1991 to 1995.  President and Chief Executive Officer of Northern Natural Gas
                               Company from 1989 to 1991.  Senior Vice President and

                               subsequently Executive Vice President of Enron Gas Pipeline Group from 1987 to 1989. Vice President and General Counsel of Tenngasco, a subsidiary of Tenneco Corporation, from 1985 to 1987.  Federal
                               Energy Regulatory Commission Commissioner from 1982 to 1985.  Director of Natwest Bank USA and
                               Interstate Natural Gas Association of America.

[Picture]                      WILLIAM R. WILSON                                                                 DIRECTOR SINCE 1987

                               Age 68.  Private investor since 1992.  Retired Chairman of the Board and Chief Executive Officer of
                               Lukens Inc., manufacturer of steel and industrial products.  Director of Acme Metals Incorporated;
                               Provident Mutual Life Insurance Company; and L.F. Driscoll Co.
CURRENT DIRECTORS WHO ARE NOT STANDING
FOR RE-ELECTION BECAUSE THEIR TERMS DO
NOT EXPIRE UNTIL 1997 ARE:
[Picture]                      WILSON K. CADMAN                                                                  DIRECTOR SINCE 1993

                               Age 68.  Private investor since 1992.  Former Chairman, President and Chief Executive Officer, Kansas
                               Gas & Electric Company.  Retired Vice Chairman of Western Resources, Inc.  Director, El Paso Electric
                               Co., Inc. and Clark/Bardes Companies.

[Picture]                      JAMES P. HEFFERNAN                                                                DIRECTOR SINCE 1993

                               Age 50.  Managing Director of Whitman Heffernan Rhein & Co., Inc., investment advisory and merchant banking firm, since 1987.  Chief Operating Officer and Director of Danielson Holding Corporation
                               since 1990 and Director of its subsidiary, Danielson Trust Company, since 1993.  Chairman, President and Chief Executive Officer of Herman's Holdings, Inc. since 1993 and Chairman of its subsidiary,
                               Herman's Sporting Goods, Inc., since 1995 and Director since 1993.

[Picture]                      ERNESTA G. PROCOPE                                                                DIRECTOR SINCE 1979

                               Age 67.  President and Chief Executive Officer, E. G. Bowman Co., Inc., commercial insurance brokerage firm, since 1953.

[Picture]                      JAMES R. THOMAS, II                                                               DIRECTOR SINCE 1990

                               Age 70.  Private investor since 1983.  Retired President and Chief Executive Officer of Carbon
                               Industries, Inc.  Director of One Valley Bank, N.A.; Camcare, Inc.; and Shoney's, Inc.
CURRENT DIRECTORS WHO ARE NOT
STANDING FOR RE-ELECTION BECAUSE
THEIR TERMS DO NOT EXPIRE UNTIL 1998 ARE:
[Picture]                      RICHARD F. ALBOSTA                                                                DIRECTOR SINCE 1995

                               Age 59.  Independent consultant since October 1994.  Chairman, President and Chief Executive Officer
                               of Enserch Environmental Corporation, an environmental services and remediation firm, from January
                               1994 to October 1994.  President and Chief Executive Officer from 1986 to 1994 and Chairman from 1990 to 1994 of Ebasco Services, Inc., an international consulting, engineering, construction and environmental services firm.

[Picture]                      DONALD P. HODEL                                                                   DIRECTOR SINCE 1995

                               Age 60.  Managing Director of Summit Group International, Ltd., an energy consulting firm, since
                               1990.  Secretary of the U.S. Department of the Interior from 1985 to 1989.  Secretary of the U.S.
                               Department of Energy from 1982 to 1985.

                               Director of MAPCO, Inc.; Clean Air Transit, Inc.; Energy Investors Acquisition Corporation; Taylor
                               Energy Company; Hart Publishing, Inc.; Eagle Publishing, Inc.; Mercury Treatment Alternatives, Inc.;
                               and Conserve Resources, Inc.

[Picture]                      MALCOLM JOZOFF                                                                    DIRECTOR SINCE 1995

                               Age 56. Consultant on marketing and strategic planning since September 1995.   Chairman and Chief
                               Executive Officer of Lenox, Incorporated, a manufacturer of consumer durables, from 1993 to 1995.
                               Previously President, Health Care Products; Corporate Group Vice President, The Procter & Gamble
                               Company.  Director, Chemtrak, Inc.(2)

[Picture]                      GERALD E. MAYO                                                                    DIRECTOR SINCE 1994

                               Age 63.  Private investor since 1995.   Chairman of the Board and President of Midland Life Insurance
                               Company (formerly Midland Mutual Life Insurance Company) from 1980 to 1995.  President, Midland
                               Financial Services from 1994 to 1995.  Director, HBO & Co. of Atlanta; Huntington Bancshares Inc.;
                               Borror Corporation; Midland Financial Services; and Midland Life Insurance Company.

[Picture]                      DOUGLAS E. OLESEN                                                                 DIRECTOR SINCE 1995

                               Age 57.  President and Chief Executive Officer of Battelle Memorial Institute, an international technology organization, since 1987.

(1) In 1992, when Mr. Beeby had been with Service America Corporation for two months, Service America Corporation filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

(2) In 1993, in connection with a civil proceeding brought by the U.S. Securities and Exchange Commission, Mr. Jozoff consented, without admitting or denying the allegations, to the entry of an order enjoining him from violating Section 10(b) of the Securities Exchange Act of 1934.

DIRECTOR AND OFFICER SECURITIES REPORTS

The federal securities laws require the Corporation's Directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of the Corporation.

To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, there are no greater than ten percent beneficial owners and all of the Corporation's officers and Directors made all required filings during the fiscal year ended December 31, 1995 on a timely basis, except that Mr. James R. Thomas, II inadvertently did not file a Form 4 Statement of Changes in Beneficial Ownership. The filing was made on January 5, 1996, 27 days late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of common stock by stockholders who own greater than 5 percent of the outstanding shares as of January 31, 1996, by Directors, by those of the five most highly-compensated executive officers who are not Directors (and two who retired during the year) and by all Directors and executive officers of the Corporation as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

===================================================================================================================================
             (1)                 (2)                                              (3)                                     (4)
          Title of        Name and Address                               Amount and Nature of                          Percent of
            Class                                                      Beneficial Ownership (1)                          Class
                                                 =====================================================================-------------
                                                   Shared       Sole            Shared             Sole
                                                   Voting      Voting         Investment        Investment     Total
                                                   Power        Power            Power            Power        Owned
======================================================================================================================-------------
      5%   Common     Prudential Insurance       2,594,000     68,920          2,670,400          68,920     2,897.716    5.7
                        Corporation of America
      H               Prudential Plaza
      o               Newark, NJ 07102-3777
      l ---------------------------------------------------------------------------------------------------------------------------
      d    Common     The Capital Group            - 0 -      1,847,700          - 0 -          2,862,800    2,862,800    5.7
      e                Companies, Inc.
      r               333 South Hope Street
      s               Los Angeles, CA 90071
        --------------------------------------------------------------------------------------------------------------------------
           Common     Putnam Investment            - 0 -       26,250            - 0 -          2,627,000    2,653,250    5.3
                        Management
                      One Post Office Square
                      Boston, MA 02109
==================================================================================================================================
           Common           R. F. Albosta                                        - 0 -                                     *
      D --------------------------------------------------------------------------------------------------------------------------
           Common            R. H. Beeby                                         1,000                                     *
      i --------------------------------------------------------------------------------------------------------------------------
           Common           W. K. Cadman                                         - 0 -                                     *
      r --------------------------------------------------------------------------------------------------------------------------
           Common          J. P. Heffernan                                       1,500                                     *
      e --------------------------------------------------------------------------------------------------------------------------
           Common            D. P. Hodel                                          500                                      *
      c --------------------------------------------------------------------------------------------------------------------------
           Common           M. T. Hopkins                                        5,512                                     *
      t --------------------------------------------------------------------------------------------------------------------------
           Common             M. Jozoff                                          1,000                                     *
      o --------------------------------------------------------------------------------------------------------------------------
           Common           W. E. Lavery                                         1,100                                     *
      r --------------------------------------------------------------------------------------------------------------------------
           Common            G. E. Mayo                                          1,500                                     *
      s --------------------------------------------------------------------------------------------------------------------------
           Common           D. E. Olesen                                          47                                       *
        --------------------------------------------------------------------------------------------------------------------------
           Common           E. G. Procope                                        1,161                                     *
        --------------------------------------------------------------------------------------------------------------------------
           Common         O. G. Richard III                                     15,000                                     *
        --------------------------------------------------------------------------------------------------------------------------
           Common         J. R. Thomas, II                                       1,500                                     *
        --------------------------------------------------------------------------------------------------------------------------
           Common           W. R. Wilson                                         6,000                                     *
==================================================================================================================================
      O
           Common          D. L. Bell, Jr.                                      12,162                                     *
      f --------------------------------------------------------------------------------------------------------------------------
           Common            J. H. Croom                                        34,713                                     *
      f --------------------------------------------------------------------------------------------------------------------------
           Common           J. P. Holland                                        3,010                                     *
      i --------------------------------------------------------------------------------------------------------------------------
           Common          M. W. O'Donnell                                       3,766                                     *
      c --------------------------------------------------------------------------------------------------------------------------
           Common          P. M. Schwolsky                                       2,500                                     *
      e --------------------------------------------------------------------------------------------------------------------------
           Common           C. R. Tilley                                         7,520                                     *
      r --------------------------------------------------------------------------------------------------------------------------
           Common         L. W. Wallingford                                      6,778                                     *
      s
        ==========================================================================================================================

        ==========================================================================================================================
                       All Executive Officers &
           Common       Directors (21 Persons)
                              as a Group                                       106,269                                     *
==================================================================================================================================

(1) Includes an allocation of shares held by the Trustee of the Employees' Thrift Plan of Columbia Gas System. Does not include shares of common stock covered by exercisable options. This information is shown on the stock option table on page __.

 * Aggregate stock ownership (including exercisable options) as a percentage of class is less than 1 percent.

STANDING COMMITTEES OF THE BOARD

AUDIT COMMITTEE--The Audit Committee recommends to the Board of Directors the independent public accountants who are to examine the financial statements for the ensuing year; meets periodically with the independent public accountants to review the scope of their audits, the internal accounting controls, the operation of the internal Audit Department and significant financial reporting matters; reviews management's plans for engaging the Corporation's independent public accountants for management advisory services; meets periodically with the Vice President and General Auditor of the Columbia Gas System Service Corporation to review the internal Audit Department charter, the annual program of audits and the Corporation's internal controls; and reviews issues with the independent public accountants, management and/or the Vice President and General Auditor which could have material impacts on the Corporation's financial position.

COMPENSATION COMMITTEE--The Compensation Committee periodically reviews and approves a general compensation policy and salary structure for management and professional personnel; approves all changes in base salaries of officers of the Corporation and its subsidiaries who are in a position to exercise discretionary judgment which can substantively influence the affairs of the Corporation; oversees and administers incentive compensation programs in a manner consistent with the terms of such plans as approved by the Board of Directors; reviews and makes recommendations on changes in major benefit programs of the Corporation's subsidiaries; consults with and advises senior management on major policies affecting human resources; and monitors plans for management development and succession planning for the Corporation and its subsidiaries.

EXECUTIVE COMMITTEE--The Executive Committee has the authority to act in the intervals between the meetings of the Board of Directors upon most matters requiring Board approval.

FINANCE COMMITTEE--The Finance Committee reviews and monitors the annual capital expenditure program, reviews financial plans and dividend policy and reviews the management of investments of the Corporation's benefit plans.

CORPORATE GOVERNANCE COMMITTEE--The Corporate Governance Committee was established by the Board in June 1993 to provide counsel to the Board in regard to Board organization, membership and function. The Committee is responsible to the Board for the review and recommendation of Director candidates; the recommendation of a class of Directors for election at the Annual Meeting of Stockholders; recommendations regarding Director retirement age, tenure and removal for cause; review of all Board committee charters and recommendations regarding their number, structure, membership and function; and recommendations involving succession planning for the Chairman of the Board, the Chief Executive Officer and other members of senior executive management. Stockholders wishing to submit names of candidates for consideration by the Committee should contact Carolyn McKinney Afshar, Secretary, for a copy of the procedures to be followed.

AD HOC COMMITTEES

AD HOC BANKRUPTCY COMMITTEE -- On July 31, 1991, the Corporation and its wholly-owned subsidiary, Columbia Gas Transmission Corporation ("Columbia Transmission"), filed separate petitions seeking protection under Chapter 11 of the United States Bankruptcy Code. An Ad Hoc Committee was established in 1991 to work with management in connection with the bankruptcy proceedings. On November 28, 1995, the Order Confirming the Third Amended Plan of Reorganization of The Columbia Gas System, Inc., dated July 27, 1995, became effective and both the Corporation and Columbia Transmission emerged from Chapter 11 protection. The Committee has therefore fulfilled its mandate from the Board of Directors and has ceased to function.

AD HOC SEARCH COMMITTEE -- At a meeting of the Board on December 15, 1993, an Ad Hoc Search Committee was established to search for a candidate for the
position of Chairman and Chief Executive Officer.   With the recommendation of
Mr. Richard for the position, this Committee fulfilled its mandate from the Board of Directors and has ceased to function.

AD HOC SPECIAL LITIGATION COMMITTEE -- An Ad Hoc Committee was established by the Board on March 15, 1995 to determine whether it was in the best interests of the Corporation to pursue or abandon the claims asserted in the derivative litigation then pending. On July 17, 1995 the Committee made its recommendation to the Board, fulfilling its mandate.

                           BOARD AND BOARD COMMITTEES
                          MEMBERSHIP AND MEETINGS HELD

------------------------------------------------------------------------------------------------------------------------------------
NAME               BOARD    AUDIT      COMPENSATION    EXECUTIVE     FINANCE     CORPORATE     BANKRUPTCY     SEARCH      SPECIAL
                                                                                GOVERNANCE                               LITIGATION
------------------------------------------------------------------------------------------------------------------------------------
MEETINGS HELD       11        3             8              1            3            4              5            3           10
------------------------------------------------------------------------------------------------------------------------------------
R.F. ALBOSTA         X        X                                         X                                                    X
------------------------------------------------------------------------------------------------------------------------------------
R.H. BEEBY           X        X             X                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
W.K. CADMAN          X                      X*                          X                                        X
------------------------------------------------------------------------------------------------------------------------------------
J.P. HEFFERNAN       X                      X                           X                           X            X
------------------------------------------------------------------------------------------------------------------------------------
D.P. HODEL           X
------------------------------------------------------------------------------------------------------------------------------------
M.T. HOPKINS         X        X*                                                     X             X*            X
------------------------------------------------------------------------------------------------------------------------------------
M. JOZOFF            X        X                                                      X                                       X
------------------------------------------------------------------------------------------------------------------------------------
W.E. LAVERY          X                      X              X                         X                          X*
------------------------------------------------------------------------------------------------------------------------------------
G.E. MAYO            X                                                  X            X                                       X*
------------------------------------------------------------------------------------------------------------------------------------
D.E. OLESEN          X        X                                         X
------------------------------------------------------------------------------------------------------------------------------------
E.G. PROCOPE         X        X                            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
O.G. RICHARD III    X*                                     X*
------------------------------------------------------------------------------------------------------------------------------------
J.R. THOMAS, II      X                      X                                       X*                           X
------------------------------------------------------------------------------------------------------------------------------------
W.R. WILSON          X        X             X              X           X*                          X*            X
------------------------------------------------------------------------------------------------------------------------------------


*Denotes Chairperson

Each incumbent Director attended at least 75 percent of the total number of meetings of the Board and Board committees on which he or she served held during the period of his/her service, except Mr. Beeby, who attended 65 percent of such meetings.

                        STANDARD DIRECTORS' COMPENSATION


====================================================================================================
         1995 Directors' Compensation for Board and Committee Meetings:
====================================================================================================
                                          Retainer             Meeting Fee            Chairman's Fee
                                             $                      $                       $
----------------------------------------------------------------------------------------------------
Board                                      25,000                 1,000                     -
----------------------------------------------------------------------------------------------------
Audit                                        -                    1,000                   3,000
----------------------------------------------------------------------------------------------------
Compensation                                 -                    1,000                   3,000
----------------------------------------------------------------------------------------------------
Executive                                  6,000                   800                      -
----------------------------------------------------------------------------------------------------
Finance                                      -                    1,000                   3,000
----------------------------------------------------------------------------------------------------
Corporate Governance                         -                    1,000                   3,000
----------------------------------------------------------------------------------------------------
Ad Hoc Committees*                           -                    1,000                     -
====================================================================================================

*In addition to the meeting fee, members of the Ad Hoc Special Litigation Committee were entitled to receive, pursuant to Board authorization, an hourly fee for work outside of Committee meetings. Mr. Mayo, Chairman of the Committee, received a total of $13,675 in hourly fees. In addition, members of the Ad Hoc Search Committee received a payment equivalent to a meeting fee for attendance at interviews with candidates. Each member of the Committee attended interviews as follows: Mr. Cadman- 3; Mr. Heffernan- 3; Mr. Hopkins-2; Dr. Lavery- 3; Mr. Thomas- 3; and Mr. Wilson- 4.

No officer received any compensation for services as a Director while also serving as an officer of the Corporation.

The Corporation offers medical coverage to nonemployee Directors and pays the premium associated with their participation. The Corporation also reimburses them for the cost of Medicare Part B, if applicable. Nonemployee Directors may elect to defer compensation for distribution at a later date. Deferred amounts will accrue interest at the rate for six-month U.S. Treasury bills and may be paid in a lump sum or in annual installments over ten years. Deferred amounts will be automatically paid in a lump sum following certain specified changes in control of the Corporation.

Each nonemployee Director as of the date hereof with a minimum of five years' service on the Board who retires after attaining age 70 or becomes disabled will receive annual retirement payments equal to the amount of the annual retainer for Board service at the time of retirement unless the new Phantom Stock Plan for Outside Directors proposed for stockholder approval at this meeting (see page ___ ) is approved by stockholders and such current Director elects to waive coverage under the retirement plan and receive shares of equivalent value under the Phantom Stock Plan for Outside Directors. Payments under the current retirement plan would cease at the death of the Director unless the Director elected an actuarial equivalent option. In the event of certain specified changes in control of the Corporation, a Director (regardless of years of service on the Board) could elect a lump-sum payment equal to the present value of the retainer at the time of the election times the number of years of Board service, with a minimum of ten years. Assuming the Phantom Stock Plan for Outside Directors is approved by the stockholders, the retirement plan will not be available for nonemployee Directors assuming office in the future.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION REPORT TO STOCKHOLDERS

1996 EXECUTIVE COMPENSATION PLAN CHANGES

Following the Corporation's emergence from Chapter 11 protection, the Compensation Committee (the "Committee") of the Corporation's Board of Directors approved a new total compensation program for the executive group, effective in 1996. The Committee felt strongly that a more aggressive PAY FOR PERFORMANCE compensation program was needed to focus management's attention on the Corporation's NEW strategic business initiatives and financial performance objectives. The Committee believes that the design and execution of the new executive compensation program is critical to the Corporation's future success and wants to emphasize several key concepts going forward into 1996.

- Greater amounts of the executives' pay packages will be PLACED AT RISK and will be based upon CREATING LONG-TERM VALUE FOR THE STOCKHOLDERS.

- The new program will TIE COMPENSATION MORE CLOSELY TO THE FORTUNES OF THE STOCKHOLDERS through the use of a combination of cash and STOCK-BASED INCENTIVE COMPENSATION PLANS.

- Emphasis will be placed on the achievement of both short- and longer-term internal VALUE ADDED PERFORMANCE MEASURES as well as STOCKHOLDER RETURN EXPECTATIONS in relationship to peers.

- The program will provide highly competitive financial rewards for meeting or exceeding financial targets.

In order to accomplish these objectives and to FOCUS MANAGEMENT'S ATTENTION on the new competitive business environment, the Committee has decided that awards for the most senior executives under the 1996 program will be based on the newly installed COLUMBIA VALUE ADDED FINANCIAL PERFORMANCE MEASURES. Value added measures determine the real value of particular investments by the extent the return on that investment exceeds the cost of the investment, including the cost of capital.

The new executive compensation program also includes a component to bring special attention to the important area of STOCKHOLDER RETURN. The Corporation's Total Shareholder Return performance (stock price appreciation plus dividend accruals) will be compared to the S&P Natural Gas Utility Index as included in this Annual Proxy Statement. It is, generally, the intent of the Committee to provide awards of options when the Corporation's Total Shareholder Return exceeds the median of companies which comprise this peer group. Consequently, any potential value to participants will come only when the stock price appreciates and the stockholders likewise benefit from increased market appreciation. Contingent or restricted stock may also be awarded in very limited applications.


1995 EXECUTIVE COMPENSATION PROGRAM

The compensation philosophy described below is the basis for the 1995 compensation program. Any compensation decisions described or listed in the enclosed tables were made relevant to that plan year. The executive compensation program and respective philosophic concepts will be changed as described above, under the 1996 program, to reflect the Board of Directors' newly expressed position on pay for performance.

GENERAL - Through the Committee, the Board of Directors has developed an executive compensation philosophy and programs to implement that philosophy. These programs combine to form the basis of the total compensation plan for senior management of the Corporation and its subsidiaries (the "System").

COMPENSATION PHILOSOPHY - The Board of Directors believes that total compensation is not only payment for services rendered to the System, but also a means to provide a strong motivational vehicle for the achievement of key financial and strategic goals. The System provides executives with the opportunity to increase their total compensation above base salary through annual and longer-term incentive compensation programs. Incentive compensation goals are established such that their achievement will result in added value to the System over reasonable periods of time. This is how compensation is linked to corporate performance. The System's executive compensation program is designed to:

      - provide annual cash compensation and benefit levels that target the median of the marketplace in similar-sized utility and industrial companies;

      - maintain equitable relationships among the compensation levels established for all jobs within the System;

      - provide for the recognition of performance delivered year-to-year and over the long term; and

      - ensure that appropriate controls are in place for compensation to be fully earned.

Because of the System's size and integrated nature, a number of well-known utility and industrial executive compensation surveys are utilized to determine competitive remuneration for executives. Most of the companies in the S&P Natural Gas Utility Index are included in one or more of these surveys. However, no single executive compensation survey covers all of the companies in the S&P Natural Gas Utility Index.

IMPLEMENTATION OF PHILOSOPHY - The System's executive compensation program is administered by the Committee. The Committee is composed of six independent, non-employee Directors. As of December 31, 1995, the System's executive total compensation program consisted of the following:



1.      Base Salary Program
2.      Annual Incentive Compensation Plan
3.      Long-Term Incentive Plan
4.      Benefit Plans
5.      Other Arrangements


1. Base Salary Program - A base salary range is established for each executive position based on a comparison of compensation levels of similar positions in the external market. Competitive base salary levels are needed to attract and retain competent executives. Individual performance reviews are conducted at least annually and are used, along with the relative position of the individual's salary within the salary range, to determine if any increase to base salary is warranted. Increases are based on individual performance and are not automatic. Based on the utility and industrial compensation surveys referred to above, the base salary levels for the named executive officers as a group approximate the median for similar executives with corporations of similar size and complexity. A range of merit opportunities is preestablished on a uniform basis and the level of an increase within that range is based on an assessment of an individual's management skills and achievement against a variety of preestablished corporate and operating company goals. Through December 31, 1995, these goals included specific Return on Invested Capital (ROIC) performance measures as well as other organizational goals pertaining to an executive's individual business unit. Each of the goals is weighted and assigned to each individual according to its importance and impact on the business unit. The achievement of financial measures is given high priority, but the percentage will vary based on the individual's position within the organization.

2. Annual Incentive Compensation Plan - This plan, which was adopted in 1987, provided the opportunity for payment of cash awards to key employees for attainment of specific goals which contributed directly to the present and future financial health of the System. The plan was suspended in mid-1991 and continued in suspension through 1995. The plan has been amended and restated and will be implemented, effective January 1, 1996. Awards for 1996 performances will not be made until 1997 after financial results for 1996 are final.

        An interim cash performance award program was authorized by the Committee in 1992. Eligibility for consideration in the Interim Cash Performance Award Program was based on the individual's level of responsibility within the organization and ability to contribute to the financial performance of the company. The award opportunities for 1994 ranged from zero to 20 percent of an individual's annual salary based on performance against pre-set goals. In 1995 the maximum was increased to 35 percent. The higher the achievement and contribution to the Corporation, the larger the potential award could be. Performance measures included specific ROIC financial targets as reflected in the Corporation's strategic business plan and other organizational goals which can contribute to the success of the company. The award for 1994 performance was made in 1995 and, for the executive officers named in the Summary Compensation Table, is shown in that table. The award for 1995 performance will not be determined or awarded until later in 1996. This interim program will end with the implementation of the revised program referred to above, effective January 1, 1996.

3. Long-Term Incentive Plan - The Long-Term Incentive Plan, which was adopted in 1986, provided additional incentives to officers and other key employees of System companies through the granting of incentive stock options, non-qualified stock options, stock appreciation rights and/or contingent stock awards. The plan was administered by the Committee, no member of which was eligible to participate in the plan. The Committee considered both organizational level and individual performance in determining eligibility and the number of shares to be awarded. This plan was suspended in mid-1991 and continued in suspension through 1994. The Committee at its December 20, 1994 meeting decided that it would be appropriate to resume this plan during 1995 and made awards at its March 1995 meeting which are reported in the Options Table of this Proxy Statement. The plan terminated by its terms on September 18, 1995. Subject to stockholder approval, the System is planning to adopt a new Long-Term Incentive Plan as described elsewhere in this Proxy Statement.

4. Benefit Plans - The System maintains savings, retirement, medical, dental, long-term disability, life insurance and other benefit plans of general applicability. Federal regulations establish limits on the benefits which may be paid under savings and retirement plans qualified under the Internal Revenue Code ("IRC"). To maintain compliance, the System caps benefits under the qualified plans at the required levels. To provide comparable benefits to more highly compensated employees, the System has established a Thrift Restoration Plan and a Pension Restoration Plan, both of which are non- qualified and unfunded. However, the Pension Restoration Plan may be funded through a trust arrangement at the election of the beneficiary once a threshold liability of $100,000 has been reached. The Committee views these supplemental plans as part of base compensation.

5. Other Arrangements - When circumstances warrant, the Corporation and other companies in the System can enter into agreements seeking to retain the services of experienced management during periods of financial uncertainty. Such agreements were entered into in July 1991 and expired in 1993. In order to retain experienced management, the Committee authorized the execution of new agreements upon approval by the Bankruptcy Court. These employment agreements have been terminated and are no longer in effect; however, payments were made pursuant to these agreements in 1995 as described elsewhere in this Proxy Statement under "Employment Agreements" and as shown on the Summary Compensation Table. Mr. Richard, the new Chairman, CEO, and President of the Corporation, and Mr. Schwolsky, a Senior Vice President and Chief Legal Officer of the Corporation, were granted employment agreements upon hire. For a more detailed description of the agreements, please see "Employment Agreements" elsewhere in this Proxy Statement.


DEDUCTIBILITY OF COMPENSATION - The Committee has reviewed the potential impact on the System of Section 162(m) of the IRC which imposes a limit on tax deductions that the System may claim for annual compensation in excess of one million dollars paid to any of the CEO and the four other most highly compensated executive officers. The Committee has determined that under current compensation arrangements, the impact of Section 162(m) on the System would be limited, if applicable at all, and, therefore, has decided not to take any action at this time to meet the requirements for an exemption for "performance based compensation" for the Annual Incentive Compensation Plan. However, it is contemplated that such a deduction will be pursued where available for the proposed Long-Term Incentive Plan.

EVALUATION PROCESS - Each year, the Board of Directors of the Corporation reviews and approves strategic business and financial plans for the Corporation and each of its subsidiaries. In addition to various business strategies, these plans include specific financial targets such as ROIC or other measures to evaluate whether stockholder value has increased.

The goals set forth in these strategic plans are the bases for evaluating the performance of the CEO of the Corporation and other senior executives whose compensation falls under the direct purview of the Committee. Attainment of meaningful strategic objectives over reasonable time periods increases value to stockholders, and the increased compensation opportunities for executives are directly linked to the attainment of these objectives.

1995 CHIEF EXECUTIVE OFFICER'S PAY

Base Salary - At its March 14, 1995 meeting the Committee decided that Mr. Croom's base salary should be increased to $740,000 (a 6.9 percent increase to be effective April 1, 1995). This merit increase was made within the guidelines established under the System's executive compensation program as described above. This compensation action competitively positioned Mr. Croom's base pay within the established salary range and reflected the salary movement of similar positions in the Corporation's peer group comparisons.

Effective as of the close of business on April 28, 1995, Oliver G. Richard III was elected Chairman, CEO and President of the Corporation. John H. Croom retired effective May 1, 1995.

To attract an executive of this caliber, the Corporation entered into an employment agreement with Mr. Richard that provides a base salary of $750,000 per year, subject to such increases as may be approved by the Board. The agreement provides for contingent stock grants of 10,000 shares of the Corporation's common stock upon Mr. Richard's commencement of employment with the Corporation, and 5,000 shares per year on December 31 of each of the years 1995, 1996 and 1997, if he is employed by the Corporation on those dates. In addition, subject to the receipt of necessary approvals, on the thirtieth day after the Corporation's discharge from bankruptcy, Mr. Richard was to receive a grant of options to purchase, at the then prevailing market price, 100,000 shares of the Corporation's common stock. Since the options could not be issued as of the thirtieth day following the Corporation's discharge from bankruptcy as the Long-Term Incentive Plan was no longer in effect and no successor plan had been approved by the stockholders, Mr. Richard, in addition to receiving the options when issued, will receive a cash payment equal to the excess, if any, of the actual grant price over the fair market value of the shares on the thirtieth day following discharge from bankruptcy.

Under the terms of the employment agreement, the Corporation compensated Mr. Richard for certain items that he forfeited as a result of his terminating employment with New Jersey Resources Corporation. This compensation is reflected in the "All Other Compensation" column of the Summary Compensation Table. Besides being eligible to participate in all incentive compensation plans and employee benefit programs provided to other senior executives of the System, Mr. Richard may receive, upon retirement, supplemental pension payments to make up the difference, if any, between the System's pension benefits and those Mr. Richard would have received from his previous employer. In the opinion of two outside consulting firms, the compensation offered to Mr. Richard was reasonable and necessary in order to attract an outsider to assume the responsibilities of CEO. Based thereon, the Committee approved the employment agreement.

ANNUAL INCENTIVE PLAN - Under the provisions of the Interim Annual Incentive Plan as described above, on March 14, 1995, the Committee approved a cash award for Mr. Croom of $400,000 to recognize the attainment during 1994 of predetermined financial performance targets based primarily on corporate and operating company ROIC goals and because of his extraordinary leadership in bankruptcy reorganization which created the framework for a resolution to the bankruptcy. This award was granted in accordance with the Corporation's "Pay for Performance" compensation philosophy for its executives. An award, if any, for Mr. Richard for 1995 will not be determined until later in 1996.

LONG-TERM INCENTIVE PLAN - As noted above, Mr. Richard will receive awards of stock options pursuant to his employment agreement to be issued under the new Long-Term Incentive Plan, which, subject to approval by stockholders and regulatory agencies, will be effective February 21, 1996. In addition, subject to the

Corporation's receipt of such approvals for the plan, Mr. Richard will receive restricted stock as compensation for performance based upon his contributions and the increase in stock price from April 28, 1995 to December 28, 1995, the
thirtieth day after the Corporation's emergence from bankruptcy.   To provide
an additional incentive to Mr. Richard to continue his employment with the Corporation, only 20 percent of the restricted stock would be vested each year, with the first 20 percent being vested January 2, 1997, and an additional 20 percent being vested on the first business day of each succeeding calendar year. Because the issuance of the restricted stock is subject to stockholder and regulatory approval of the new Long-Term Incentive Plan, Mr. Richard's employment agreement has been amended not only to provide for the issuance of restricted stock, but also to provide a cash bonus in lieu of the restricted stock if such aforesaid approval is not obtained. In addition, Mr. Richard may receive an award under the proposed new Long-Term Incentive Plan.

                         By the Compensation Committee:

            Wilson K. Cadman, Chairman             James P. Heffernan
            Robert H. Beeby                        James R. Thomas, II
            William E. Lavery                      William R. Wilson

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee, listed above, all served on the Committee for the entire 1995 fiscal year, except for Mr. Wilson who was appointed to the Committee at the organizational meeting of the Board of Directors following the Annual Meeting of Stockholders on April 28, 1995. Messrs. George P. MacNichol and William R. Wilson served on the Compensation Committee from January 1, 1995 until the organizational meeting of the Board of Directors. None of the members of the Compensation Committee has served as an officer or employee of the Corporation or any of its subsidiaries.

EMPLOYMENT AND RETENTION AGREEMENTS

Employment agreements, which were effective July 19, 1991, for J. H. Croom, D.
L. Bell, Jr., C. R. Tilley and J. P. Holland, expired on July 18, 1993. The Compensation Committee, in order to retain incumbent management through the ongoing bankruptcy process, authorized the execution of modified employment agreements with the aforementioned four executives effective July 19, 1993. These contracts were approved by the Bankruptcy Court on October 20, 1993.

The employment agreements, executed in 1993 between the Corporation and J. H. Croom and D. L. Bell, Jr., each provided for retention payments equivalent to one year's base salary if the individual remained employed at the date of confirmation of the Corporation's reorganization plan by the Bankruptcy Court. The employment agreement with J. P. Holland provided for retention payments equivalent to one year's base salary if the individual was still in the employ of Columbia Gas Transmission Corporation or the Corporation at the date of confirmation by the Bankruptcy Court of a plan of reorganization for Columbia Gas Transmission Corporation. The employment agreement for C. R. Tilley, Chairman and CEO of the distribution companies, was a two-year agreement which expired July 19, 1995 and provided for the payment of an amount equivalent to one year's base pay on July 19, 1994.

Each employment agreement also stated that the employee might treat his employment as terminated without cause if one of the following were to occur:

1. a reduction in the employee's fixed salary or other benefits to which such employee was entitled (other than a reduction affecting all employees generally);

2. a liquidation, dissolution, consolidation or merger, or transfer of all or substantially all of the Corporation's assets (other than a transaction in which the successor corporation had a net worth equal to or greater than that of the Corporation and assumes the agreement and all its obligations and undertakings); or

3. a change in control of the Corporation (as defined in the agreement) or a material reduction of the employee's rank or responsibilities.

In the event of such an election by an employee to treat the agreement as terminated or in the event of a termination by the Corporation not permitted by the agreement, the employee would be entitled to continue to receive his fixed salary and specified fringe benefits for a period of 12 months but would not be entitled to a retention award. If such a termination occurred during the 180-day period immediately following a change in control, the employee was entitled to receive, in lieu of the retention payments just described, a lump-sum termination payment equal to the present value of all amounts otherwise payable under the agreement (except certain fringe benefits), discounted by the interest rate specified in the agreement. In addition, if employment were terminated other than for cause, J. P. Holland would have been entitled to receive supplemental income payments and medical/dental benefits from the first anniversary of the termination to the attainment of age 55, the earliest date under which he could qualify for retirement benefits under the Corporation's retirement program. These supplemental income payments approximate 60 percent of the annual pension income earned as of the date of execution of the employment agreement and payable at age 55.

After Mr. Richard assumed office on April 28, 1995, Mr. Croom retired effective May 1, 1995 and payments pursuant to his employment agreement are shown in the "All Other Compensation" column of the Summary Compensation Table.

Effective as of the close of business on August 25, 1995, Peter M. Schwolsky was elected Chief Legal Officer of the Corporation. Daniel L. Bell, Jr. retired effective September 1, 1995, and payments pursuant to his agreement are shown in the "All Other Compensation" column of the Summary Compensation Table.

The Corporation and Columbia Gas Transmission Corporation received confirmation by the Bankruptcy Court of plans of reorganization on November 15, 1995, and James P. Holland received payment pursuant to his agreement. Mr. Holland's payment is also shown in the "All Other Compensation" column of the Summary Compensation Table.

In addition to salary, options, bonus, restricted stock and other matters discussed in the Report of the Compensation Committee, Mr. Richard's employment agreement provides that, if required regulatory or shareholder approval is not obtained to permit the effective issuance of the stock options to be granted to Mr. Richard for 100,000 shares of the Corporation's common stock, a bonus would be paid to Mr. Richard. Such bonus would be paid on each of the first and second anniversary of the Corporation's discharge from bankruptcy (assuming that Mr. Richard is employed on each such anniversary date) in an amount equal to the product of 50,000 times the difference, if positive, between the fair market value of a share of the Corporation's common stock on each such anniversary date and the fair market value thereof on the 30th day after said discharge from bankruptcy. Mr. Richard's employment agreement further provides for severance benefits to be paid to Mr. Richard in the event his employment is terminated without cause. The severance benefits would include payment of Mr. Richard's annual base salary, incentive compensation and fringe benefits for a period of 24 months. If his employment is terminated before the first anniversary of the signing of the agreement, Mr. Richard would receive his annual base salary, incentive compensation and fringe benefits for the remainder of the first year, in addition to the 24-month salary, incentive compensation and fringe benefits. If Mr. Richard's employment is terminated due to a change in control of the Corporation (as defined in the agreement), the period of severance benefits is extended from 24 to 36 months, but the amount that may be paid to Mr. Richard, which would constitute "parachute payments" under the IRC, will be limited to the extent necessary to avoid the imposition of an excise tax under the IRC.

Mr. Schwolsky and the Corporation have entered into an employment agreement that provides a base salary of $285,000 per year, subject to such increases as may be approved by the Board. Mr. Schwolsky received a grant of 2,500 shares of the Corporation's common stock on September 5, 1995 pursuant to his employment agreement. In addition, upon employment, Mr. Schwolsky received a grant of options to purchase, at the then prevailing market price, 5,000 shares of the Corporation's common stock.

Besides being eligible to participate in all incentive compensation plans and employee benefit programs provided to other senior executives of the System, Mr. Schwolsky may receive, upon retirement, supplemental pension payments to make up the difference, if any, between the System's pension benefits and those Mr. Schwolsky would have received from his previous employer.

The employment agreement further provides for severance benefits to be paid to Mr. Schwolsky in the event his employment is terminated without cause. The severance benefits would include payment of Mr. Schwolsky's annual base salary, incentive compensation and fringe benefits for a period of 24 months. If his employment is terminated before the first anniversary of the signing of the agreement, Mr. Schwolsky would receive his annual base salary, incentive compensation and fringe benefits for the remainder of the first year, in addition to the 24-month salary, incentive compensation and fringe benefits.
If Mr. Schwolsky's employment is terminated due to a change in control of the Corporation (as defined in the agreement), the period of severance benefits is extended from 24 to 36 months, but the amount that may be paid to Mr. Schwolsky, which would constitute "parachute payments" under the IRC, will be limited to the extent necessary to avoid the imposition of an excise tax under the IRC.

===============================================================================================================================
                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR
===============================================================================================================================
                                                                                                         Potential Realizable
                                                                                                        Value at Assumed Annual
                                    Individual Grants                                                    Rates of Stock Price
                                                                                                             Appreciation
                                                                                                            for Option Term
===============================================================================================================================
            (a)                (b)                    (c)                       (d)             (e)         (f)       (g)
===============================================================================================================================
           Name             Number of        % of Total Options/SARs        Exercise or      Expiration    5% ($)   10% ($)
                           Securities        Granted to Employees in        Base Price          Date
                           Underlying              Fiscal Year                ($/Sh)
                          Options/SARs
                             Granted
-------------------------------------------------------------------------------------------------------------------------------
O. G. Richard III
Chairman, CEO & President
                                 0                        0.0%                   N/A             N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
J. P. Holland
Chairman & CEO of
Corporation's Gas
Transmission Segment         5,000                        5.4%                $28.99         5/17/05     $80,858     $231,013
-------------------------------------------------------------------------------------------------------------------------------
M. W. O'Donnell
Senior Vice President &
Chief Financial Officer
                             5,000                        5.4%                $28.99         5/17/05     $80,858     $231,013
-------------------------------------------------------------------------------------------------------------------------------
P. M. Schwolsky
Senior Vice President &
Chief Legal Officer
                             5,000                        5.4%                $31.05         6/05/05     $97,636     $247,429
-------------------------------------------------------------------------------------------------------------------------------
C. R. Tilley
Chairman & CEO of
Corporation's Gas
Distribution Segment         5,000                        5.4%                $28.99         5/17/05     $80,858     $231,013
-------------------------------------------------------------------------------------------------------------------------------
L. W. Wallingford
Senior Vice President of
Columbia Gas System
Service Corporation
                             5,000                        5.4%                $28.99         5/17/05     $80,858     $231,013
-------------------------------------------------------------------------------------------------------------------------------
J. H. Croom
former Chairman, CEO &
President                        0                        0.0%                   N/A             N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
D. L. Bell, Jr.
former Senior Vice
President, Chief Legal
Officer & Secretary          5,000                        5.4%                $28.99         5/17/05     $80,858     $231,013
===============================================================================================================================

===========================================================================================================================
                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND YEAR-END OPTION/SAR VALUES
===========================================================================================================================
          (a)                           (b)              (c)                             (d)                            (e)
===========================================================================================================================
                                                                    Number of Securities           Value of Unexercised
                                                                   Underlying Unexercised        In-the-Money Options/SARs
                                                                      Options/SARs at                 at Year-End ($)
                                                                          Year-End
===========================================================================================================================
                              Number of                Value                    Exercisable/           Exercisable/
          Name             Shares Acquired          Realized                   Unexercisable        Unexercisable  (1)
                             on Exercise           ($)   (1)
===========================================================================================================================
O. G. Richard III                       -0-               $0                             0/0                             $0
---------------------------------------------------------------------------------------------------------------------------
J. P. Holland                           -0-               $0                        15,960/0                      $74,425/0
---------------------------------------------------------------------------------------------------------------------------
M. W. O'Donnell                         -0-               $0                        12,990/0                      $74,425/0
---------------------------------------------------------------------------------------------------------------------------
P. M. Schwolsky                         -0-               $0                         5,000/0                      $64,125/0
---------------------------------------------------------------------------------------------------------------------------
C. R. Tilley                            -0-               $0                        21,500/0                     $108,687/0
---------------------------------------------------------------------------------------------------------------------------
L. W. Wallingford                       450           $1,154                        19,040/0                     $116,117/0
---------------------------------------------------------------------------------------------------------------------------
J. H. Croom                          12,600          $26,868                        83,000/0                     $251,268/0
---------------------------------------------------------------------------------------------------------------------------
D. L. Bell, Jr.                       4,000          $10,509                        24,400/0                     $139,822/0
---------------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities at exercise or year-end, minus the exercise or base price.

The compensation for services in all capacities paid during the year 1995 to the executive officers of the Corporation was as follows:

             S U M M A R Y   C O M P E N S A T I O N   T A B L E

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Long-Term Compensation
                                       ANNUAL COMPENSATION         ----------------------------------------------
                                                                                Awards                  Payouts
-----------------------------------------------------------------------------------------------------------------------------------
         (a)             (b)         (c)               (d)               (f)               (g)            (h)             (i)
-----------------------------------------------------------------------------------------------------------------------------------
       Name and                                                                        Securities
      Principal                                                       Restricted       Underlying         LTIP         All Other
     Position (1)       Year        Salary            Bonus          Stock Awards       Options -       Payouts        Comp. (2)
                                                                                          SARs
-----------------------------------------------------------------------------------------------------------------------------------
                                      $                 $                 $                #               $               $
-----------------------------------------------------------------------------------------------------------------------------------
  O. G. RICHARD III     1995      528,125(3)          -0-(4)          516,875(5)           -0-            -0-          75,673(16)
                        1994         N/A
  Chairman, CEO &       1993         N/A
  President
-----------------------------------------------------------------------------------------------------------------------------------
  J. P. HOLLAND         1995       320,450           -0- (4)             -0-            5,000(12)         -0-         340,829(10)
                      -------------------------------------------------------------------------------------------------------------
  Chairman & CEO of     1994       295,020          54,414(6)            -0-               -0-            -0-            13,167
  Corporation's Gas   -------------------------------------------------------------------------------------------------------------
  Transmission          1993       273,180          32,782(7)            -0-               -0-            -0-            12,271
  Segment
-----------------------------------------------------------------------------------------------------------------------------------
  M. W. O'DONNELL       1995       310,150          163,000(9)           -0-            5,000(12)         -0-            13,879
                      -------------------------------------------------------------------------------------------------------------
  Senior Vice           1994       286,025        132,336(6)(8)          -0-               -0-            -0-            12,741
  President & Chief   -------------------------------------------------------------------------------------------------------------
  Financial Officer     1993       210,879          26,000(7)            -0-               -0-            -0-             9,135
-----------------------------------------------------------------------------------------------------------------------------------
  P. M. SCHWOLSKY       1995      164,091(3)       65,000(4)(9)       91,400(11)        5,000(13)         -0-          13,503(17)

  Senior Vice           1994         N/A
  President
  & Chief Legal         1993         N/A
  Officer
-----------------------------------------------------------------------------------------------------------------------------------
  C. R. TILLEY          1995       362,725           -0- (4)             -0-            5,000(12)         -0-          42,548(18)
                      -------------------------------------------------------------------------------------------------------------
  Chairman & CEO of     1994       345,175          49,340(6)            -0-               -0-            -0-         370,222(10)
  Corporation's Gas   -------------------------------------------------------------------------------------------------------------
  Distribution          1993       331,900          30,000(7)            -0-               -0-            -0-            19,882
  Segment
-----------------------------------------------------------------------------------------------------------------------------------
  L. W. WALLINGFORD     1995       281,325           -0- (4)             -0-            5,000(12)      1,154(14)         12,589
                      -------------------------------------------------------------------------------------------------------------
  Senior Vice           1994       260,150        135,540(6)(8)          -0-               -0-            -0-            11,600
  President of        -------------------------------------------------------------------------------------------------------------
  Columbia Gas          1993       238,700          28,644(7)            -0-               -0-            -0-            10,733
  System Service
  Corporation
-----------------------------------------------------------------------------------------------------------------------------------
  J. H. CROOM           1995      346,828(3)         -0- (4)             -0-               -0-         26,868(15)     445,507(19)
                      -------------------------------------------------------------------------------------------------------------
  former Chairman,      1994       682,000          400,000(6)           -0-               -0-            -0-            40,720
  CEO & President     -------------------------------------------------------------------------------------------------------------
                        1993       652,000          50,000(7)            -0-               -0-            -0-            39,432
-----------------------------------------------------------------------------------------------------------------------------------
  D. L. BELL, JR.       1995      227,068(3)         -0- (4)             -0-            5,000(12)         -0-        99,836(19)(20)
                      -------------------------------------------------------------------------------------------------------------
  former Senior Vice    1994       299,200          42,196(6)            -0-               -0-            -0-            17,908
  President, Chief    -------------------------------------------------------------------------------------------------------------
  Legal Officer &       1993       292,600          29,260(7)            -0-               -0-            -0-            17,584
  Secretary
===================================================================================================================================

(1) Includes Chief Executive Officer and five other most highly-compensated executives whose salary and bonus exceed $100,000 ("Named Executive Officers") and two who would have been among the most highly-compensated had they been employed at year-end.
(2) Reflects company contributions to the Employees' Thrift Plan of Columbia Gas System, which is qualified under the Internal Revenue Code, and the Thrift Restoration Plan, a nonqualified plan. Mr. Richard and Mr. Schwolsky were not yet participants in the Employees' Thrift Plan or Thrift Restoration Plan as of December 31, 1995.
(3)  Partial year salary.
(4) Amounts, if any, earned with respect to 1995 performance under the Interim Cash Performance Award Program were not determined prior to the printing of this Proxy Statement and will be reported in the Proxy Statement for the 1997 Annual Meeting.
(5) On April 28, 1995, Mr. Richard was granted contingent stock awards aggregating 25,000 shares of common stock (a) 10,000 of which were vested on May 1, 1995 and (b) 5,000 per year of which were contingent upon his continued employment through December 31, 1995, December 31, 1996 and December 31, 1997, respectively. On May 1, 1995 10,000 shares were issued to Mr. Richard at a price of $29.75 and on December 31, 1995, 5,000 shares were issued to him at a price of $43.875. No dividends are associated with this award.
(6) Bonus paid in 1995 with respect to 1994 performance under Interim Cash Performance Award Program.
(7) Bonus paid in 1994 with respect to 1993 performance under Interim Cash Performance Award Program.
(8) Payment provided pursuant to Retention Agreement as described under "Employment and Retention Agreements."
(9)  Payment for recognition of contributions during bankruptcy proceedings.
(10) Payment provided pursuant to employment agreement as described under "Employment and Retention Agreements" in the amount of $349,600 for Mr. Tilley and $326,500 for Mr. Holland.
(11) On June 5, 1995 Mr. Schwolsky was granted 2,500 shares of common stock to be issued to him on September 5, 1995 contingent upon his employment through that date. On September 5, 1995, Mr. Schwolsky received 2,500 shares at $36.56 per share.
(12) Options to purchase shares granted to top 31 executives on May 17, 1995 at a price of $28.99, to vest 100% six months from the date of grant, on November 17, 1995.
(13) Options to purchase shares granted to Mr. Schwolsky upon his employment on June 5, 1995 at a price of $31.05, to vest 100% six months from the date of grant, on December 5, 1995.
(14) On November 17, 1995 Mr. Wallingford exercised the option to purchase 450 shares of stock granted to him under the Long-Term Incentive Plan. The gain was based on the fair market value of $40.875 on that date.
(15) On November 15, 1995 Mr. Croom exercised the option to purchase 12,600 shares of stock granted to him under the Long-Term Incentive Plan. The gain was based on the fair market value of $40.4375 on that date.
(16) Transfer expenses and compensation for benefits forfeited upon termination of prior employment.
(17) Transfer expenses.
(18) Includes perquisites consisting of personal use of company aircraft, country club dues and financial planning aggregating $11,416.
(19) Includes payments upon termination pursuant to an employment agreement totalling $431,667 for Mr. Croom and $77,600 for Mr. Bell.
(20) Includes perquisites consisting of financial planning aggregating $10,000.

RETIREMENT INCOME PLAN - A noncontributory defined benefit pension plan is maintained for all employees of the Corporation's participating subsidiaries who are at least 21 years of age. The annual benefit under the pension plan is based upon final average annual compensation and years of credited service. Final average annual compensation is calculated using base compensation (shown in the "Summary Compensation Table" as "Salary") paid to the employee for the highest 36 months of the last 60 months prior to retirement.

Estimated annual benefits payable upon retirement are as follows with respect to the specified remuneration and years of credited service.

 Estimated Annual Benefits as of January 1, 1996 from Retirement Income Plan(A)

                  Representative Years of Credited Service (B)

                              15              20              25              30             35              40
   Final Average              --              --              --              --             --              --
Annual Compensation            $               $               $               $              $               $
     250,000                 54,604          72,805          91,007         109,208         115,458         121,708
     300,000                 65,854          87,805         109,757         131,708         139,208         146,708
     400,000                 88,354         117,805         147,257         176,708         186,708         196,708
     500,000                110,854         147,805         184,757         221,708         234,208         246,708
     600,000                133,354         177,805         222,257         266,708         281,708         296,708
     800,000                178,354         237,805         297,257         356,708         376,708         396,708
   1,000,000                223,354         297,805         372,257         446,708         471,708         496,708
   1,200,000                268,354         357,805         447,257         536,708         566,708         596,708


(A)   Estimates are based upon a straight-life annuity and the assumptions that
      (a) the Corporation's present retirement plan will be maintained and (b) retirement will not occur before age 65. These benefits are not subject to deduction for social security or other charges. Should an annual benefit exceed limitations imposed by federal law, the excess will be paid by the participating subsidiary as a supplemental pension under the Pension Restoration Plan. If the supplemental pension liability exceeds $100,000, then this liability may be funded through a trust arrangement at the option of the individual. The following executive officers have elected to have their accrued supplemental pension funded through a trust arrangement and contributions made in 1995 were as follows: Mr. Croom - $189,200; Mr. Tilley - $122,200; Mr. Bell - $19,400; and Mr. Wallingford
      - $65,500. The liabilities of Messrs. Richard, Schwolsky, Holland and O'Donnell had not yet reached $100,000 so no contributions were made in 1995 on their behalf. Such supplemental pensions are not available to these executives until retirement or termination of employment.

(B) As of January 1, 1996 (or upon termination of employment), the credited years of service for the individuals named in the Summary Compensation Table were as follows: Mr. Richard, 0 years; Mr. Holland, 20 years; Mr. O'Donnell, 24 years; Mr. Schwolsky, 0 years; Mr. Tilley, 38 years; Mr. Wallingford, 40 years; Mr. Croom, 41 years; and Mr. Bell, 37 years.

PERFORMANCE GRAPH

The following graph demonstrates a five-year comparison of cumulative total returns for the Corporation, the S&P 500, and the S&P Natural Gas Utility Index.

               FIVE-YEAR COMPARISON OF CUMULATIVE TOTAL RETURN(A)


                                     CHART



                         ===================================================================
                         1990       1991        1992         1993        1994         1995
                           $          $          $            $            $           $
--------------------------------------------------------------------------------------------
Columbia Gas              100        37.83        41.94       49.06        51.53       96.21
--------------------------------------------------------------------------------------------
S&P 500 Index             100       130.47       140.41      154.56       156.60      214.86
--------------------------------------------------------------------------------------------
S&P Natural Gas           100        86.93        96.03      114.02       108.77      153.84
Utility Index
============================================================================================

(A) Assumes $100 invested on December 31, 1990 and reinvestment of dividends.




2. ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

At the Annual Meeting, independent public accountants to examine the financial statements of the Corporation and its subsidiaries which will be included in the Annual Report to Stockholders for the year 1996 will also be elected. Arthur Andersen LLP has been recommended as such independent public accountants by the Board of Directors of the Corporation.

Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and be available to respond to appropriate questions by stockholders.

UNLESS THEY ARE DIRECTED OTHERWISE BY STOCKHOLDERS, THE PROXIES INTEND TO VOTE FOR PROPOSAL TWO.

3.  ADOPTION OF A LONG-TERM INCENTIVE PLAN

    THE BOARD OF DIRECTORS HAS DETERMINED THAT THE LONG-TERM INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE CORPORATION AND ALL ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL THREE.

On February 21, 1996, the Board of Directors approved the Long-Term Incentive Plan ("LTIP") attached hereto as Exhibit A, subject to the approval of stockholders and the U.S. Securities and Exchange Commission ("SEC") pursuant to the Public Utility Holding Company Act of 1935. The purpose of the LTIP is to provide long-term incentives to those officers and key employees ("Employees") who, in the opinion of the Compensation Committee of the Board (the "Committee"), make, or may make, substantial contributions to the Corporation through their ability and efforts, and to members of the Board who are not employees ("Outside Directors"). The LTIP will be effective as of February 21, 1996, upon approval by a vote of the holders of a majority of the common stock of the Corporation present or represented and entitled to vote at the Annual Meeting and SEC approval, and will terminate on February 20, 2006. The following general description of the LTIP is qualified in its entirety by reference to Exhibit A, annexed hereto, which consists of a copy of the LTIP.

A total of 3,000,000 shares of the Corporation's common stock will be made available for issuance under the LTIP, subject to adjustment to prevent dilution or enlargement of rights under the LTIP, and no participant may be awarded more than 20 percent of that total. Based on the criteria set forth below, with respect to option grants for Outside Directors, approximately 390,000 shares are expected to be issued to Outside Directors over the life of the LTIP. The term of the LTIP is ten years; hence, no award may be granted more than ten years after the effective date. Although the Committee will determine which positions have the potential to make a substantial contribution to the Corporation, it is currently contemplated that approximately 170 Employees will be considered eligible under the LTIP. Awards may take several forms: incentive stock options, nonqualified stock options, stock appreciation rights, contingent stock awards, restricted stock awards or any award in other forms that the Committee may in its discretion deem appropriate, but in any event which are consistent with the LTIP's purpose, including any combination of the foregoing. Employees would be eligible to receive any form of award permitted under the LTIP. Outside Directors would be eligible only for options which do not qualify as incentive stock options under
Section 422 of the IRC (nonqualified stock options hereinafter called "NQOs") according to the formula set forth in the LTIP, as described below.

    PLAN ADMINISTRATION

With respect to Employees, the LTIP will be administered by the Committee, which consists of Directors who qualify both as "disinterested persons" under Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "Outside Directors" under Section 162(m) of the IRC and the regulations promulgated thereunder. The Board of Directors may suspend, terminate or amend the LTIP at any time but may not adopt any amendment that would (i) materially increase the benefits accruing to participants, (ii) materially increase the maximum number of shares issued under the LTIP, subject to equitable adjustment as described below, or (iii) materially modify the LTIP's eligibility requirements. In the event of any change affecting the number of outstanding shares of the Corporation, by reason of any stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make an equitable adjustment in the aggregate number of shares or awards issued under the LTIP. The termination or any modification or amendment of the LTIP may not, without a participant's consent, affect rights under an award previously granted. Nevertheless, the Corporation may terminate the LTIP at any time provided that full and equitable compensation is made to participants with respect to awards previously granted.

With respect to Outside Directors, the LTIP is designed to be a "formula plan" meeting the requirements of Exchange Act Rule 16b-3(c)(2) and, accordingly, is intended to be self-governing. To this end, and except as specified therein with respect to ministerial matters, the Committee has no discretionary authority over any transaction under the LTIP with regard to Outside Directors. Consistent with the limited discretion over the LTIP regarding the portions of the plan governing awards to Outside Directors, the LTIP may not be amended more that once every six months except as may be consistent with Exchange Act Rule 16b-3(c)(ii)(B) and no amendment may change the basis on which awards are made to Outside Directors.

    OPTIONS

Options to purchase the Corporation's common stock may be awarded under the LTIP as either incentive stock options ("ISOs"), which are qualified under
Section 422 of the IRC, or NQOs. The price at which shares of common stock may be purchased upon exercise of an ISO shall be not less than 100 percent of the fair market value of the stock on the date the option is granted. The initial exercise price on a NQO will be 100 percent of the fair market value as of the date the option is granted and the agreement reflecting the NQO shall provide that the exercise price will be reduced by cumulative dividends paid on the Corporation's common stock while the NQO is outstanding and unexercised. The fair market value of shares under an individual's ISO first exercisable in any one calendar year will not exceed $100,000.

Options cannot be exercisable earlier than six months from the date of grant and must be exercised within ten years. The amount of awards to each participant will be based upon the evaluation of his/her position and an evaluation of the Corporation's Total Shareholder Return (defined as market appreciation and dividends in a fiscal year) as compared to a group of peer companies. Awards to Employees may be made for reasons other than Total Shareholder Return performance subject to the discretion of the Committee. Payment in full of the exercise price must be made upon the exercise of a stock option.

NQO awards to Outside Directors shall be made if the Corporation's Total Shareholder Return for a fiscal year exceeds the median of the Total Shareholder Return for the group of peer companies utilized for comparison purposes in the Corporation's Annual Proxy Statement. If the Corporation's Total Shareholder Return falls in the third quartile of the peer group, then options shall be granted to each Outside Director to purchase 3,000 shares of common stock. If the Corporation's Total Shareholder Return falls in the fourth quartile of the peer group, then options shall be granted to each Outside Director to purchase 6,000 shares of common stock. No stock option awards can be made to Outside Directors if the Total Shareholder Return is at or below the median of the group for a calendar year.

NQOs for Outside Directors, if any, would be granted effective as of 90 days after the close of the Corporation's fiscal year for Total Shareholder Return performance for the preceding fiscal year. Grants to Outside Directors would vest one-third upon the date of the grant, one-third upon the first anniversary of the grant and one-third upon the second anniversary of the grant. The purchase price per share of stock for Outside Directors' awards would be 100 percent of the fair market value of the stock on the day the option is granted. For awards to Outside Directors, "fair market value" means the average of the high and low sales prices per share of the Corporation's common stock on The New York Stock Exchange as reported in The Wall Street Journal for such date. The agreement reflecting the Outside Director NQO will provide that this price will be reduced by cumulative dividends paid on the Corporation's common stock while the NQO is outstanding and unexercised.

Upon termination of employment due to death, disability or retirement, vested options may be exercised within 24 months of such event except that ISOs generally must be exercised within one year in the case of disability or three months in the case of retirement. If termination occurs for any other reason, all options must be exercised within three months after termination to the extent such options are exercisable at termination. Upon a "change in control" as defined in the LTIP, all options will automatically vest.

    STOCK APPRECIATION RIGHTS

Under the LTIP, NQOs may, but need not, be accompanied by stock appreciation rights ("SARs"). SARs entitle the recipient to elect to surrender the option and receive shares of common stock, cash, or a combination thereof in an amount equal in value to the excess of the aggregate fair market value of the shares with respect to which the SAR is exercised, based on the closing price as of the exercise date, over the grant price of such shares. The initial grant price on a SAR will be 100 percent of the fair market value as of the date the option is granted, but the agreement reflecting the SAR may provide that the grant price may be reduced by cumulative dividends paid on the Corporation's common stock while the SAR is outstanding and unexercised. A SAR is subject to all other terms and conditions of the option to which it relates.

    CONTINGENT OR RESTRICTED STOCK

The LTIP also provides for the award to Employees of the right to receive shares of common stock, subject to certain restrictions or contingencies, either in the form of a contingent stock award or a restricted stock award. Shares awarded as a contingent stock award will not be issued in the name of the recipient, and the recipient shall not have the rights of a stockholder until all contingencies expire. Shares issued as a restricted stock award will be issued in the name of the recipient, and the recipient shall have all the rights of a stockholder for all such shares, although (1) either the recipient shall not receive possession of the shares until all restrictions on such shares lapse, or (2) if the recipient receives possession, the shares will contain a legend as to their restricted status. The amounts, terms and conditions of an individual award will vary in response to business objectives as determined by the Committee. A recipient will forfeit his/her awards upon termination of employment unless otherwise provided by the award agreement or the Committee.

Provisions in the LTIP allow shares to be earned after termination if the participant's salary is continued through an employment agreement, severance program or comparable arrangement. Upon a "change in control" as defined in the LTIP, contingent stock awards and restricted stock awards will automatically vest, and all restrictions and contingencies will be assumed to have been satisfied.

    TRANSFERABILITY

Generally, all awards under the LTIP are non-transferable except by will or in accordance with the laws of descent and distribution. During the life of the participant, awards may be exercised only by such participant, and the Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist upon the participant's death.

    FEDERAL TAX CONSEQUENCES

Under present federal income tax law, the Corporation believes that the award of a stock option or SAR generally creates no federal income tax consequences for the recipient or the Corporation. In general, the optionee has no federal taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Corporation receives no deduction when an ISO is exercised. Upon exercising a NQO, the recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise and the Corporation will generally be entitled to a deduction for the same amount. Generally, there are no federal income tax consequences to the Corporation in connection with a disposition of shares acquired under an option except that the Corporation may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

With respect to a contingent stock award, a participant will be taxable on cash, stock or other property when it is actually paid or made available and the Corporation will be entitled to a deduction at such time. With respect to a restricted stock award, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, over the amount (if any) paid by the participant. The Corporation will be entitled to a deduction for the same amount at that time except as limited by Section 162(m) of the IRC. Different federal income tax rules may apply with respect to participants who are subject to Exchange Act Section 16. With respect to restricted stock awards, a participant may make a special election under Section 83(b) of the IRC to be taxed immediately.

The preceding discussion is only a general summary of certain federal income tax consequences arising from participation in the LTIP and should not be used for a determination of an individual's unique tax situation. It is suggested that the individual consult with a tax advisor regarding the applicability of federal, state and local tax laws to his/her particular situation.

UNLESS THEY ARE DIRECTED OTHERWISE BY STOCKHOLDERS, THE PROXIES INTEND TO VOTE FOR PROPOSAL THREE.

4. ADOPTION OF PHANTOM STOCK PLAN FOR OUTSIDE DIRECTORS IN LIEU OF RETIREMENT BENEFITS

    THE BOARD OF DIRECTORS HAS DETERMINED THAT THE PHANTOM STOCK PLAN FOR OUTSIDE DIRECTORS IS IN THE BEST INTERESTS OF THE CORPORATION AND ALL ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL FOUR.

The Columbia Gas System, Inc. Phantom Stock Plan for Outside Directors (the "Phantom Stock Plan" or the "Plan") was approved by the Board on February 21, 1996, subject to approval by the stockholders of the Corporation. This Plan will replace the Retirement Plan for Outside Directors, for those current Directors so electing to participate and all subsequently elected Directors, thereby creating a strong economic alignment between the interests of the Outside Directors and the stockholders of the Corporation. Each Outside Director will be eligible to participate in the Phantom Stock Plan. The following general description of the Phantom Stock Plan is qualified in its entirety by reference to Exhibit B, annexed hereto, which consists of a copy of the Phantom Stock Plan.

The benefits granted under the Plan are designated for convenience as "Phantom Shares," as neither actual shares nor other securities will be issued; but accounting will be maintained on a share basis directly correlated to the fair market value of the Corporation's common stock. The Plan is designed to be exempt from the registration and reporting requirements of the federal securities laws.

The Phantom Stock Plan will provide two types of benefits: grants and deferrals. One-time grants of a minimum of 3,000 Phantom Shares will be made to all current Outside Directors who elect to participate in the Phantom Stock Plan at the time of approval of the Phantom Stock Plan, and to all subsequently elected Outside Directors. Current Outside Directors who elect to receive the grant and whose present value of projected retirement benefits is in excess of the value of 3,000 shares on the effective date will be issued Phantom Shares equal in value to those retirement benefits. Grants shall be priced as of the date of stockholder approval of the Phantom Stock Plan, or, for subsequently elected Outside Directors, the date of election to the Board based on the average of the high and low prices of the Corporation's common stock on that date.

In addition, Outside Directors may elect to defer part or all of any compensation received for annual retainers and meeting fees, including committee and stockholder meetings, into the Phantom Stock Plan. Any such deferral shall purchase Phantom Shares at the average of the high and low prices of the Corporation's common stock on the date such compensation would normally be paid.

Additional Phantom Shares and/or fractional shares will be issued to each Outside Director on a dividend payment date with a value equal to the dividends paid on a share of common stock of the Corporation, multiplied by the number of Phantom Shares held as of the record date of such dividend, divided by the fair market value of the Corporation's common stock on such dividend payment date.

All deferrals and dividends are fully vested when credited to each Outside Director's account. Twenty percent of the one-time grants shall vest at the end of each 12-month anniversary of each Outside Director's service on the Board, with recognition for Board service prior to the effective date of the Plan. Thus, Outside Directors with at least five years of service will be fully vested on the effective date. Notwithstanding the foregoing, individual grants shall become fully vested upon (i) the death, disability or mandatory retirement of an Outside Director, or (ii) a "change in control" as defined in the Phantom Stock Plan. Account balances shall become due and payable for cash upon the termination of an Outside Director's service. An Outside Director shall have no rights to payment under the Phantom Stock Plan other than those of a general creditor. At the time of becoming a Phantom Stock Plan participant, each Outside Director shall irrevocably elect either to (i) receive payment of vested account balances in a lump sum or (ii) have such payment made commencing on the date of Board termination in stipulated annual installments in accordance with a formula adopted by the Plan Administrator and in effect at the time of the election.

The Phantom Stock Plan shall be administered by the Compensation Committee, which will issue reports, at least annually, to each Outside Director regarding his/her account. The Board may amend, suspend or terminate the Phantom Stock Plan, although without the written consent of a participant, vested benefits shall not be adversely affected.

The Corporation believes recipients of Phantom Shares will not recognize any income for federal income tax purposes until they receive payment. The Corporation will not be entitled to any deduction at the time Phantom Shares are granted or credited to the accounts of the recipients, but upon receipt of benefits by the recipient, the Corporation will be entitled to a deduction and the recipient will be subject to ordinary income taxes on the amount received. The preceding discussion is only a general summary of certain federal income tax consequences arising from participation in the Plan and should not be used for a determination of an individual's unique tax situation. It is suggested that the individual consult with a tax advisor regarding the applicability of federal, state and local tax laws to his/her particular situation.

UNLESS THEY ARE DIRECTED OTHERWISE BY STOCKHOLDERS, THE PROXIES INTEND TO VOTE FOR PROPOSAL FOUR.

5.  OTHER MATTERS

The Board of Directors knows of no business constituting a proper subject for action by the stockholders which will be presented for consideration at the meeting other than that shown above. However, if any other business shall come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy with respect to any such business in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS FOR THE 1997 ANNUAL MEETING

Proposals of stockholders of record to be presented for a vote at the 1997 Annual Meeting of Stockholders must be received at the principal executive office of the Corporation, 20 Montchanin Road, Wilmington, Delaware 19807-0020, no later than November 15, 1996.



                                        --------------------------------------
                                        CAROLYN MCKINNEY AFSHAR
                                        SECRETARY

EXHIBIT A

                         THE COLUMBIA GAS SYSTEM, INC.
                            LONG-TERM INCENTIVE PLAN



1.               Purpose.  The purpose of The Columbia Gas System, Inc.
                 Long-Term Incentive Plan ("Plan") is to provide incentives to specified individuals to continuously add value to The Columbia Gas System, Inc. (the "Corporation"). Plan participants consist of: (i) those officers and key employees of the Corporation and its subsidiary companies (the "Employees") who, in the opinion of the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), are making or are in a position to make substantial contributions to the Corporation by their ability and efforts; and (ii) members of the Board of Directors of the Corporation who are not employees ("Outside Directors"). The Corporation also believes that the Plan will facilitate attracting, retaining and motivating Employees and directors of high caliber and potential.

2. Effective Date. This Plan is to be effective February 21, 1996, subject to shareholder and regulatory approvals.

3. Administration. The Plan shall be administered by the Committee. As applied to Employees, the Committee shall have full and final authority in its discretion to conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the individuals to whom awards shall be made under the Plan; to determine the type of award to be made to such Employees and the amount, size and terms of each such award; to determine the time when awards will be granted to Employees; and to make all other determinations necessary or advisable for the administration of this Plan.

                 The Committee shall have no discretion with respect to the amount, price and timing of awards to Outside Directors. In this regard, the portions of the Plan applicable to Outside Directors are designed to meet the requirements of Rule 16b-3(c)(2)(ii) promulgated by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and accordingly are intended to be self-governing and to operate automatically. With respect to ministerial matters regarding the portions of the Plan applicable to Outside Directors, the Plan will be administered by the Committee.

4. Shares Subject to Plan. The shares that may be issued under the Plan pursuant to Paragraph 7 shall not exceed in the aggregate 3,000,000 shares of the Corporation's common stock. Such shares may be authorized and unissued shares or treasury shares. The maximum number of shares that may be awarded pursuant to the contingent or restricted stock award provisions of Paragraphs 10 and 11 shall be 20 percent of the total shares authorized for issuance under the Plan. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

5. Participants. Persons eligible to participate shall be limited to (1) with regard to any awards permitted pursuant to Paragraph 7, the Employees; and (2) with regard to stock options permitted pursuant to Paragraph 8, the Outside Directors.

6. Outside Directors. Outside Directors shall be eligible under this Plan only for nonqualified stock option awards. Consistent with Exchange Act Rule 16b-3(c)(2)(ii)'s criteria, such stock option awards shall be made if the Corporation's Total Shareholder Return (defined as market appreciation and dividends declared in a year) for a fiscal year exceeds the median of the Total Shareholder Return for the group of peer companies utilized for comparison purposes in the Corporation's Annual Proxy Statement. If the Corporation's Total Shareholder Return falls in the third quartile of the peer group, then options shall be granted to each Outside Director to purchase 3,000 shares of common stock. If the Corporation's Total Shareholder Return falls in the fourth quartile of the peer group, then options shall be granted to each Outside Director to purchase 6,000 shares of common stock. No stock option awards shall be made to Outside Directors if Total Shareholder Return is at or below the median of the group for a fiscal year.

                 Stock option awards for Outside Directors, if any, shall be granted effective as of 90 days after the close of the Corporation's fiscal year for Total Shareholder Return performance for the preceding fiscal year. Grants to Outside Directors shall vest one-third upon the date of the grant, two-thirds upon the first anniversary of the grant, and 100 percent upon the second anniversary of the grant.

                 Additional terms of stock option awards to Outside Director shall be governed by Paragraph 8, as may be supplemented by Paragraphs 12(b) and 13-24.

7. Awards under the Plan. Subject to the limitations provided under Paragraph 6 for awards to Outside Directors, awards under the Plan may be in the form of stock options (both nonqualified stock options and incentive stock options under
                 Section 422 of the Internal Revenue Code or any amendment thereof or substitute therefor), contingent stock, restricted stock and stock appreciation rights, or such other forms as the Committee may in its discretion deem appropriate but in any event which are consistent with the Plan's purpose, including any combination of the above. The maximum number of shares that may be awarded to any one person during the life of the Plan shall be 20 percent of the total shares authorized for issuance under the Plan.

8. Stock Options. Options shall be evidenced by stock option agreements in such form, not inconsistent with this Plan or Exchange Act Rule 16b-3(c), as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions.

                 (a) Option Price. The purchase price per share of stock deliverable upon the exercise of an incentive stock option shall be 100 percent of the fair market value of the stock on the day the option is granted, as
                          determined by the Committee.   The purchase price per
                          share of stock deliverable upon the exercise of a nonqualified stock option shall be 100 percent of the fair market value of the stock on the day the option is granted, as determined by the Committee. "Fair market value" for awards to Outside Directors shall be the average of the high and low sales prices per share of the Corporation's common stock on The New York Stock Exchange as reported in The Wall Street Journal for such date. The option agreement for nonqualified options shall provide for a reduction of the purchase price by dividends paid on a share of common stock of the Corporation as long as the option is outstanding and not exercised, but in no event shall this price be less than the par value of such stock.

                 (b) Exercise of Option. Each stock option agreement shall state the period or periods of time, as may be determined by the Committee, within which the option may be exercised by the participant, in whole or in part, provided that the option period shall not commence earlier than six months after the date of the grant of the option or end later than ten years after the date of the grant of the option. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, subject to the terms of this Plan, to the extent permitted by Exchange Act Rule 16b-3(c), and under such circumstances and upon such terms and conditions as deemed appropriate and which are not inconsistent with Exchange Act Rule 16b-3(c)(1).

                 (c) Payment for Shares. Stock purchased pursuant to an option agreement shall be paid for in full at the time of purchase, either in the form of cash, common stock of the Corporation at fair market value, or in a combination thereof, as the Committee may determine.

                 (d) Rights upon Termination of Employment or Board Service. In the event that an optionee ceases to be employed by the Corporation or its subsidiaries or ceases to serve as an Outside Director of the Corporation for any cause other than death, disability, retirement, or a Change in Control as defined in Paragraph 12(b), the optionee shall have the right, subject to the requirements of Exchange Act Rule 16b-3(c)(1), to exercise the option during its term within a period of three months after such termination to the extent that the option was exercisable at the date of such termination, or during such other period and subject to such terms as
                          may be determined by the Committee.   In the event
                          that an optionee is terminated due to death, retirement, disability or a Change in Control, prior to termination of his option without having fully exercised his option, the optionee or his successor may have the right, subject to the requirements of Exchange Act Rule 16b-3(c)(1), to exercise the option during its term within a period of 24 months after the date of such termination due to death, disability, retirement, or a Change in Control to the extent that the option was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee.

                 (e)      Individual Limitations.

                          (i) Notwithstanding anything herein to the contrary, the aggregate fair market value (determined as of the time the option is granted) of incentive stock options for any Employee which may become first exercisable in any calendar year shall not exceed $100,000.

                          (ii) Notwithstanding anything herein to the contrary, no incentive stock option shall be granted to any individual if, at the time the option is to be granted, the individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation unless at the time such option is granted the option price is at least 110 percent of the fair market value of the stock subject to option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                 (f) Other Terms. Each incentive stock option agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as a tax-favored option within the meaning of
                          Section 422 of the Internal Revenue Code, or any amendment thereof, substitute therefor, or regulation thereunder. Subject to the limitations of Paragraph 20, and without limiting any other provisions hereof, the Committee shall have the power without further approval to amend the terms of any option for Employees.

9. Stock Appreciation Rights. Stock appreciation rights ("SARs") shall be evidenced by SAR agreements in such form, and not inconsistent with this Plan or Exchange Act Rule 16b-3(c)(1), as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                 (a) Award. A SAR may be granted in connection with an option and shall entitle the grantee, subject to such terms and conditions determined by the Committee, to receive, upon surrender of the option, all or a portion of the excess of (i) the fair market value of a specified number of shares of common stock of the Corporation at the time of the surrender, as determined by the Committee, over (ii) 100 percent of the fair market value of the stock at the time the option was granted less any dividends paid while the option was outstanding but unexercised.

                 (b) Term. SARs shall be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

                          (i) No SAR shall be exercisable, in whole or in part, during the six- month period starting with the date of grant; and

                          (ii) SARs will be exercisable only during a grantee's employment by the Corporation or its subsidiaries, except that in the discretion of the Committee a SAR may be made exercisable for up to three months after the grantee's employment is terminated for any reason other than death, retirement or disability. In the event that a grantee's employment is terminated as a result of death, retirement or disability without having fully exercised his SARs, the grantee or his successor may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee. The Committee in its sole discretion may reserve the right to accelerate previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

                          (iii) The Committee shall establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or desirable to avoid "short-swing" trading liability in connection with a SAR under
                                  Section 16(b) of the Exchange Act.

                 (c) Payment. Upon exercise of a SAR, payment shall be made in the form of common stock of the Corporation (at fair market value on the date of exercise), cash, or a combination thereof, as the Committee may determine.

10. Contingent Stock Awards. Contingent stock awards under the Plan shall be evidenced by contingent stock agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                 (a) Award. The Committee shall determine the amount of a contingent stock award to be granted to an Employee based on the expected impact the Employee can have on the financial well-being of the Corporation and other factors deemed by the Committee to be appropriate.

                 (b) Restriction Period. Contingent stock awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the award to any participant.

                 (c) Lapse of Restrictions. The agreement shall specify the terms and conditions upon which any restrictions on the right to receive shares representing contingent stock awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, shares of common stock shall be issued to the participant or his legal representative.

                 (d) Termination Prior to Lapse of Restrictions. In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a contingent stock award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the contingent stock agreement, all rights to shares as to which there still remain unlapsed restrictions shall be forfeited by such participant to the Corporation without payment or any consideration by the Corporation, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such shares.

11. Restricted Stock Award. Restricted stock awards under the Plan shall be evidenced by restricted stock agreements in such form, and not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

                 (a) Award. The Committee shall determine the amount of a restricted stock award to be granted to an Employee based on the past or expected impact the Employee has had or can have on the financial well-being of the Corporation and other factors deemed by the Committee to be appropriate.

                 (b) Restriction Period. Restricted stock awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the award to any participant. Upon issuance of a restricted stock award, shares will be issued in the name of the recipient. During the restriction period, recipients shall have the rights of a shareholder for all such shares of restricted stock, including the right to vote and the right to receive dividends thereon as paid.

                 (c) Restrictive Legend and Stock Power. Each certificate evidencing stock subject to restricted stock awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody, until the restrictions thereon shall have lapsed and may require as a condition of any award that the recipient shall have delivered a stock power endorsed in blank relating to the stock covered by such award.

                 (d) Lapse of Restrictions. The restricted stock agreement shall specify the terms and conditions upon which any restrictions on the right to receive shares representing restricted stock awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, shares of common stock which have not been delivered to the participant or his legal representative shall be delivered to such participant or his legal representative.

                 (e) Termination Prior to Lapse of Restrictions. In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a restricted stock award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the restricted stock agreement, all rights to shares as to which there still remain unlapsed restrictions shall be forfeited by such participant to the Corporation without payment or any consideration by the Corporation, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such shares.

12. Other Provisions Relating to Contingent and Restricted Stock Awards and Stock Options. Notwithstanding any other provision to the contrary in Paragraphs 6, 8, 10 or 11 or elsewhere in this Plan, the following additional provisions shall apply to contingent and restricted stock awards and stock option awards (except that Paragraph 12(a) shall only apply to contingent and restricted stock awards):

                 (a) Effect of Salary Continuation on Termination Prior to Lapse of Restrictions. If a recipient of a contingent or restricted stock award has his employment terminated and his salary continued through an employment agreement, severance program or any other comparable arrangement, then any contingencies and restrictions which are satisfied or which could have been satisfied during the period for which the recipient's salary is to be continued, irrespective of form, will be deemed to have been satisfied, and such shares of contingent and/or restricted stock will be issued and delivered to the recipient or his legal representative no later than the expiration of the salary continuation program.

                 (b) Change in Control. Upon a "Change in Control" as defined below, all options (including any accompanying SARs), contingent stock awards and restricted stock awards will automatically vest as of that date, and all restrictions or contingencies will be deemed to have been satisfied. The term "Change in Control" means the occurrence of any of the following events:

                          (i) the acquisition by any party or parties of the beneficial ownership of 25 percent or more of the voting shares of the Corporation;

                          (ii) the occurrence of a transaction requiring shareholders' approval for the acquisition of the Corporation through purchase or exchange of stock or assets, or by merger, or otherwise; or

                          (iii) the election during a period of 24 months, or less, of 30 percent or more of the members of the Board, without the approval of a majority of the Board as constituted at the beginning of the period.

13. General Restrictions. The Plan and each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of common stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of common stock, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such award or the issue or purchase of shares of common stock thereunder, the Plan will not be effective and/or the award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. Rights of a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of common stock are issued to him, except for the rights provided for in Paragraph 11 of this Plan as it pertains to restricted stock awards.

15. Rights to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment or Board service of the Corporation or its subsidiary companies or affect any right which the Corporation or its subsidiary companies may have to terminate the employment or Board service of such participant.

16. Withholding of Taxes. Whenever the Corporation proposes or is required to issue or transfer shares of common stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

17. Nonassignability. No award or benefit under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.


18. Non-Uniform Determinations. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

19. Adjustments. In the event of any change in the outstanding common stock of the Corporation by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall adjust the number of shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding award or shares issuable pursuant to an outstanding award under this Plan.

20. Amendment. Subject to U.S. Securities and Exchange Commission approval, if required, the Board of Directors of the Corporation may amend the Plan at any time, except that without shareholder approval, the Board may not (i) materially increase the benefits accruing to participants, (ii) materially increase the maximum number of shares which may be issued under the Plan (other than equitable adjustment pursuant to Paragraph 19 hereof), (iii) materially modify the Plan's eligibility requirements, or (iv) change the basis on which awards are granted to Outside Directors. With respect to Outside Directors, this Plan may not be amended more than once every six months except as may be consistent with Exchange Act Rule 16b-3(c)(2)(ii)(B). The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect a participant's rights under an award previously granted. Notwithstanding the foregoing, however, the Corporation reserves the right to terminate the Plan in whole or in part, at any time and for any reason, provided that full and equitable compensation is made to participants with respect to awards previously granted.

21. Effect on Other Plan. Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Corporation, and any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Corporation unless specifically provided.

22. Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award shall be granted more than ten years after the date the Plan is adopted by the Corporation.

23. Funding of the Plan. This Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan, and payment of awards shall be on the same basis as the claims of the Corporation's general creditors. In no event shall interest be paid or accrued on any award, including unpaid installments of awards.

24. Governing Law. The laws of the State of Delaware shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.



                                                   Approved by the Board of
                                                   Directors of The Columbia
                                                   Gas System, Inc. at a
                                                   meeting held on
                                                   _______________________,
                                                   1996 and approved by the
                                                   shareholders of The Columbia
                                                   Gas System, Inc. on
                                                   ________________.


(CORPORATE SEAL)


                                                   -----------------------------
                                                   Secretary

Exhibit B

                         THE COLUMBIA GAS SYSTEM, INC.
                    Phantom Stock Plan for Outside Directors

--------------------------------------------------------------------------------

1.               PURPOSE:   The purpose of The Columbia Gas System, Inc.
                 Phantom Stock Plan for Outside Directors (the "Plan") is to create in favor of non-employee directors ("Outside Directors") of The Columbia Gas System, Inc. (the "Corporation") benefits tied to common stock performance, and thereby to foster a strong economic alignment between the interests of the Outside Directors and the interests of the Corporation's shareholders. The benefits granted hereunder are designated for convenience as "Phantom Shares," as neither actual shares nor other securities will be issued; but accounting will be maintained on a share basis directly correlated to the market value of the Corporation's common stock. The Plan is designed to be exempt from the registration and reporting requirements of the federal securities laws, and, in particular, Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act").

2.               PRICING OF PHANTOM SHARES:   The Phantom Shares shall be
                 priced at Fair Market Value as of the date of crediting to an account of an Outside Director. "Fair Market Value" shall be the average of the high and low sales prices per share of the Corporation's common stock on The New York Stock Exchange as reported in The Wall Street Journal for a given date.

3.               ELIGIBILITY:   Each Outside Director of the Corporation shall
                 be eligible to participate in this Plan.

4.               BENEFITS:   The Plan provides hereunder two forms of
                 benefits---grants and deferrals.

                 a.       Grants:   Each Outside Director who is in office on
                          the Effective Date, as defined in Paragraph 12 (a "Current Director"), and who elects to terminate participation in the Corporation's Retirement Plan for Outside Directors (the "Retirement Plan") and to initiate participation in this Plan, shall (1) forego all benefits and future claims under the Retirement Plan, and (2) receive a one-time grant of Phantom Shares equivalent to the present value of his/her benefits under the Retirement Plan on the Effective Date within thirty (30) days after the Effective Date. The foregoing election to terminate participation in the Retirement Plan must be made within thirty (30) days after the Effective Date.
                          The present value of the Current Director's retirement benefit under the Retirement Plan shall be determined as of the Effective Date by an actuarial firm chosen by the Plan Administrator and using customary and reasonable actuarial assumptions as mutually agreed upon by the actuary and Plan Administrator; provided, however, that a minimum of 3,000 shares will be granted to each such electing current Director. Each Outside Director elected subsequent to the Effective Date shall receive a one-time grant of 3,000 Phantom Shares.

                 b.       Deferrals:   Each Outside Director may elect to defer
                          part or all of his/her Compensation by electing on an annual basis to receive Phantom Shares, making such election within thirty (30) days of the Effective Date or, thereafter, as required under the Deferred Compensation Plan for Outside Directors. "Compensation" shall mean the annual retainer for Outside Directors established from time to time plus compensation for services rendered in connection with: (1) any meeting of the Corporation's Board of Directors (the "Board"), (2) service as a member of any committee designated by the Board, and (3) the annual meeting of shareholders, any special meeting of the Board or special assignment; but exclusive of reimbursements for expenses incurred in performance of service as a director.

                          The number of Phantom Shares to be credited pursuant to Paragraph 4.b shall be determined by dividing the Compensation by the Fair Market Value on the date payment of Compensation would normally be made, as determined by the Plan Administrator.

5.               DIVIDENDS:   Each Outside Director's account shall be credited
                 with additional Phantom Shares (and/or fractions thereof) to reflect dividends paid on the Corporation's common stock.
                 Such additional shares will be calculated by multiplying (x) the number of Phantom Shares in each Outside Director's account as of the record date for such dividend by (y) the dividend then paid on a share of the Corporation's common stock, and dividing that result by the Fair Market Value as of the date the dividend is paid.

6.               VESTING:   All Phantom Shares representing deferrals and
                 dividends are fully vested as credited to each Outside Director's account.

                 For the one-time grants made pursuant to Paragraph 4.a of the Plan, 20 percent of a grant will vest at the end of each 12 months of Board service, with Board service prior to the Effective Date recognized for vesting purposes.

                 Notwithstanding the foregoing, individual grants shall also become fully vested upon (1) termination caused by the death, disability, or mandatory retirement of an Outside Director, or
                 (2) a "Change in Control" as defined in Paragraph 9 hereunder.

7.               PAYMENT:   Consistent with Exchange Act Rule 16a-1(c), vested
                 account balances, valued as of the date of termination, shall become due and payable in cash following termination of an Outside Director's service on the Board. At the time of becoming Plan Participants, Outside Directors shall irrevocably elect either to (i) receive payment of vested account balances in a lump sum or (ii) have such payment made commencing on the date of Board termination in stipulated annual installments in accordance with the formula Guidelines for Annual Installment Distributions adopted by the Plan Administrator in effect at the time of the election.

8.               FUNDING POLICY:   Outside Directors' accounts under this Plan
                 shall be, at all times, an unsecured contractual obligation of the Corporation. No separate reserve shall be established in connection herewith. Nothing contained in this Plan gives, or shall be construed to give, any Outside Director or his/her beneficiaries any security, interest, lien, or claim against any specific asset of the Corporation. Neither an Outside Director nor his/her beneficiaries have any rights other than as a general creditor.

9.               CHANGE IN CONTROL:   For the purposes of this Plan, a "Change
                 in Control" means the occurrence of any of the following events:

                 a. the acquisition by any party or parties of the beneficial ownership of 25 percent or more of the voting shares of the Corporation;

                 b. the occurrence of a transaction requiring shareholders' approval for the acquisition of the Corporation through purchase or exchange of stock or assets, or by merger, or otherwise; or

                 c. the election during a period of 24 months, or less, of 30 percent or more of the members of the Board, without the approval of a majority of the Board as constituted at the beginning of the period.

10.              BENEFICIARY:   Each Outside Director shall designate on a form
                 provided by the Plan Administrator a beneficiary to receive his/her account balance in the event of termination due to death or disability. Payment of the account balance will be made as soon as practicable after such termination due to death or disability.

11. ASSIGNMENT OR ALIENATION: No award or benefit under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

12.              EFFECTIVE DATE:   This Plan shall be effective upon its
                 approval by the shareholders of the Corporation.

13.              AMENDMENT:   The Board shall have the right to amend, suspend,
                 or terminate this Plan at any time, but without the written consent of a participant, no such amendments, suspension, or termination shall affect benefits vested hereunder, and in any event, no amendment, suspension, or termination shall operate to change any previously established payment date.

14.              ADMINISTRATION:   The "Plan Administrator" means the
                 Compensation Committee of the Board. Subject to the express provisions of the Plan and consistent with preserving the availability of the exemption from reporting under Section 16 of the Exchange Act, the Plan Administrator shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the awards made pursuant to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Plan Administrator's determinations of the matters referred to in this Paragraph 14 shall be conclusive. The Plan Administrator is also authorized to hire whatever experts may be required to administer the Plan. The Plan Administrator will maintain Plan accounts and issue reports, at least annually, to each Outside Director regarding his/her account. The Plan Administrator shall not be held liable for any action taken in the administration of the Plan, unless such action involves willful misconduct, and the Plan Administrator shall be indemnified and held harmless by the Corporation for all actions taken in the proper administration of the Plan.

15.              ADJUSTMENTS:   In the event of any change in the outstanding
                 common stock of the Corporation by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the number of Phantom Shares in an Outside Director's account shall be proportionately adjusted.

16.              GOVERNING LAW:   The laws of the State of Delaware shall
                 govern, control, and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.

                                                   Approved by the Board
                                                   of Directors of The Columbia
                                                   Gas System, Inc. at a
                                                   meeting held on
                                                   _________________ , 1996 and
                                                   approved by the shareholders
                                                   of The Columbia Gas System,
                                                   Inc. on ___________.


                                                   -----------------------------
                                                   Secretary

(CORPORATE SEAL)

TO COLUMBIA GAS STOCKHOLDERS:

Columbia's Annual Meeting of Stockholders will be held at 1 p.m.            LOGO
(EDT) on Friday, April 26, 1996, in the DuPont Auditorium of the            HERE
Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware.

Attached is your proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on these very important proxy issues.

Carolyn McKinney Afshar
Secretary
The Columbia Gas System, Inc.





                                 Detach Here
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                        CONFIDENTIAL VOTING INSTRUCTIONS

 TO: FIDELITY MANAGEMENT TRUST COMPANY, N.A., TRUSTEE UNDER EMPLOYEES' THRIFT
                          PLAN OF COLUMBIA GAS SYSTEM
--------------------------------------------------------------------------------
           Proxy for April 26, 1996, Annual Meeting of Stockholders
--------------------------------------------------------------------------------

         (This Proxy is solicited on behalf of the Board of Directors)

Fidelity Management Trust Company is hereby instructed to vote the equivalent number of shares of common stock of The Columbia Gas System, Inc., represented by my units, as indicated on the reverse side of this card, in the Columbia Gas System Stock Fund of the Employees' Thrift Plan at the Annual Meeting of Stockholders of The Columbia Gas System, Inc., to be held at the Delaware Art Museum, Wilmington, Delaware, on April 26, 1996, at 1 p.m. (EDT) and at any adjournment thereof.

EVERY PROPERLY SIGNED VOTING INSTRUCTIONS FORM WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THE CARD. IF NOT OTHERWISE SPECIFIED, THIS VOTING INSTRUCTIONS FORM WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTOR; FOR ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS; FOR THE ADOPTION OF A LONG-TERM INCENTIVE PLAN, FOR ADOPTION OF A PHANTOM STOCK PLAN FOR OUTSIDE DIRECTORS; AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
  PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.


--------------------------------------------------------------------------------

                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  ROCHESTER, NY
                                                                 PERMIT NO. 1122





                                                              Detach Here
------------------------------------------------------------------------------------------------------------------------------------
PROXY                                               The Columbia Gas System, Inc.                                              PROXY

                                Please mark vote in oval in the following manner using dark ink only 0

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

1. ELECTION OF DIRECTORS:                                     For All      3.  ADOPTION OF THE LONG-TERM      For   Against  Abstain
   R. H. Beeby, M. T. Hopkins, W. E. Lavery,  For   Withheld   Except           INCENTIVE PLAN.
   O. G. Richard III, W. R. Wilson            0        0         0                                             0        0        0
                                                                           4.  ADOPTION OF A PHANTOM STOCK
   (NOTE:  IF THIRD OVAL IS MARKED, CROSS                                      PLAN FOR OUTSIDE DIRECTORS IN   0        0        0
   THROUGH NAME(S) FOR WHOM VOTES ARE                                          LIEU OF RETIREMENT BENEFITS.
   WITHHELD.)

2. ELECTION OF ARTHUR ANDERSEN LLP AS
   INDEPENDENT PUBLIC ACCOUNTANTS.           For   Against    Abstain      The Proxies are authorized to vote in
                                              0       0          0         their discretion upon such other
                                                                           business as may properly come before
                                                                           the meeting.

Signed

_________________________________


_________________________________

If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign.





Return to The Columbia Gas System, Inc., c/o Harris Trust Company of New York, P.O. Box 830, Chicago, IL 60690-9972

TO COLUMBIA GAS STOCKHOLDERS:

Columbia's Annual Meeting of Stockholders will be held at 1 p.m.            LOGO
(EDT) on Friday, April 26, 1996, in the DuPont Auditorium of the            HERE
Delaware Art Museum, 2301 Kentmere Parkway, Wilmington, Delaware.

Attached is your proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on these very important proxy issues.

Carolyn McKinney Afshar
Secretary
The Columbia Gas System, Inc.





                                 Detach Here
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                         THE COLUMBIA GAS SYSTEM, INC.
--------------------------------------------------------------------------------

            Proxy for April 26, 1996 Annual Meeting of Stockholders
--------------------------------------------------------------------------------

         (This Proxy is solicited on behalf of the Board of Directors)

The undersigned hereby appoints Richard F. Albosta, Donald P. Hodel and Oliver
G. Richard III and any of them, Proxies, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of The Columbia Gas System, Inc., to be held at the Delaware Art Museum, Wilmington, Delaware, on April 26, 1996, at 1 p.m. (EDT) and at any adjournment thereof or on any business that may properly come before the meeting.

The shares represented hereby will be voted in accordance with the specifications on the reverse side of this card. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES FOR ELECTION AS DIRECTORS, FOR ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS; FOR THE ADOPTION OF A LONG-TERM INCENTIVE PLAN; FOR THE ADOPTION OF A PHANTOM STOCK PLAN FOR OUTSIDE DIRECTORS; AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
  PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  ROCHESTER, NY
                                                                 PERMIT NO. 1122





                                                              Detach Here
------------------------------------------------------------------------------------------------------------------------------------
PROXY                                               The Columbia Gas System, Inc.                                              PROXY
                                Please mark vote in oval in the following manner using dark ink only 0


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

1. ELECTION OF DIRECTORS:                                                3.  ADOPTION OF THE LONG-TERM
   R. H. Beeby; M. T. Hopkins; W. E. Lavery;                 For All         INCENTIVE PLAN.                  For   Against  Abstain
   O. G. Richard III; W. R. Wilson           For  Withheld    Except                                           0       0        0
                                              0      0           0       4.  ADOPTION OF A PHANTOM STOCK
   (NOTE:  IF THIRD OVAL IS MARKED, CROSS                                    PLAN FOR OUTSIDE DIRECTORS IN
   THROUGH NAME(S) FOR WHOM VOTES ARE                                        LIEU OF RETIREMENT BENEFITS.      0       0        0
   WITHHELD.)

2. ELECTION OF ARTHUR ANDERSEN LLP AS                                    The Proxies are authorized to vote in
   INDEPENDENT PUBLIC ACCOUNTANTS.          For  Against     Abstain    their discretion upon such other
                                              0       0         0        business as may properly come before
                                                                         the meeting.


Signed
_________________________________

_________________________________

DATED:   ___________________, 1996


If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporation name by duly authorized officer with the signature attested by Corporate Secretary.




Return to The Columbia Gas System, Inc., c/o Harris Trust Company of New York,
                    P.O. Box 830, Chicago, IL  60690-9972